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                                                                   EXHIBIT 10.43

                       BRIDGE LOAN AND SECURITY AGREEMENT


         THIS BRIDGE LOAN AND SECURITY AGREEMENT (the "Agreement"), dated as of June 14, 2000, is entered into between ELTRAX SYSTEMS, INC., a Minnesota corporation ("Borrower"), and CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Lender").


                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of June 12, 2000, among Borrower, Solemn Acquisition Corporation ("SAC") and Lender (the "Merger Agreement"), SAC intends to merge with and into Lender;

         WHEREAS, pursuant to the terms of a commitment letter executed in connection with the Merger Agreement, Borrower desires to borrow up to $2 million in the aggregate from Lender;

         WHEREAS, Lender is willing to make such loan to Borrower on the terms and subject to the conditions set forth below; and

         WHEREAS, the consummation of the transactions contemplated herein is a condition precedent to the consummation of the transactions contemplated by the Merger Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

         "Accounts" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

         "Advance" shall mean an advance of funds under the Loan pursuant to, and in accordance with, the terms of this Agreement.

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         "Agent" shall mean PNC Bank, National Association, in its capacity as administrative and collateral agent under the PNC Credit Agreement.

         "Agreement" shall mean this Bridge Loan and Security Agreement.

         "Borrower" shall mean Elan Systems, Inc., a Minnesota corporation.

         "Borrower Common Stock" shall mean the common stock, par value $.01 per share, of Borrower.

         "Borrower's Books" shall mean all of Borrower's books and records, including: ledgers, records indicating, summarizing or evidencing Borrower's properties and assets (including the Collateral) or liabilities, all information relating to Borrower's business operations or financial condition, and all computer files, printouts, runs or other computer prepared summaries of information concerning Borrower.

         "Bridge Loan Interest Rate" shall mean the Prime Rate of interest from time to time in effect, as published by Bank of America, N.A., Atlanta, Georgia, plus 3%.

         "Bridge Loan Note" shall mean Borrower's Non-Negotiable Subordinated Convertible Promissory Note, dated as of the date hereof, in the aggregate principal amount of $2,000,000.00, a form of which is attached hereto as Exhibit A and incorporated herein by this reference, made by Borrower to the order of Lender and delivered to Lender pursuant to Section 3.1 hereof.

         "Business Day" shall mean a day on which national banks are open for the transaction of business required for this Agreement in Atlanta, Georgia.

         "Closing Date" shall mean the date of this Agreement.

         "Collateral" shall mean all of Borrower's right, title, and interest in each of the following:

              (a)  the Accounts,

              (b)  Borrower's Books,

              (c)  the Equipment,

              (d)  the General Intangibles,

              (e)  the Inventory,

              (f)  Real Property,

              (g)  the Negotiable Collateral,


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              (h)  any money, or other assets of Borrower, that now or hereafter come into the possession, custody, or control of Lender, and

              (i) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Borrower's Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

         "Collections" shall have the meaning set forth in Section 4.3 hereof.

         "Equipment" shall mean all present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts and goods (other than consumer goods, farm products, or Inventory), owned by Borrower wherever located, including (a) any interest of Borrower in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, 29 U.S.C.ss.ss.1000 et. seq., as amended, and the rules and regulations promulgated thereunder.

         "Event of Default" shall mean any of the events specified in Section
8.1 hereof, provided that any requirement for notice or passage of time has been satisfied.

         "General Intangibles" means all present and future general intangibles and other personal property owned by Borrower (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds and tax refund claims), other than goods, Accounts, Borrower's Books, Equipment, Inventory, Real Property and Negotiable Collateral.

         "Inventory" means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service.

         "Investment Property" means "investment property" as that term is defined in the UCC.

         "Lender" shall mean Solemn Technology Partners, Inc., a Delaware corporation.

         "Loan" shall have the meanings set forth in Section 2.1 hereof.


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         "Loan Documents" shall mean the Bridge Loan Note, the Subordination
Agreement, the Warrant Agreement, the Registration Rights Agreement and any other documents executed by Borrower with or for the benefit of Lender in connection with this Agreement or the Loan.

         "Material Adverse Effect" shall mean any act, omission or undertaking which would, singly or in the aggregate, have (or reasonably be expected to have) a material adverse effect upon the business, assets, liabilities, condition (financial or otherwise) or results of operations of a Person.

         "Maturity Date" shall have the meaning set forth in Section 2.1(d) hereof.

         "Merger Agreement" shall have the meaning set forth in the Recitals to this Agreement.

         "Negotiable Collateral" means all of a Person's present and future letters of credit, notes, drafts, instruments, Investment Property, documents, personal property leases (wherein such Person is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing.

         "Permitted Dispositions" shall have the meaning set forth in Section
7.3 hereof.

         "Permitted Liens" shall have the meaning set forth in Section 7.2 hereof.

         "Person" shall mean and include natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts and other similar organizations or entities, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         "PNC Credit Agreement" shall mean that certain Revolving Credit and Security Agreement, dated March 14, 2000, as amended by the First Amendment to Revolving Credit and Security Agreement dated May 15, 2000 among Agent, the various lenders from time to time a party thereto, Borrower and the various other borrowers thereunder, as the same may hereafter be amended, superseded or replaced, and all related waivers and consents.

         "Real Property" shall mean all estates or interests in real property now owned or hereafter acquired by Borrower.

         "Registration Rights Agreement" shall mean the Registration Rights Agreement between Borrower and Lender, dated as of the date hereof, a form of which is attached hereto as Exhibit B and incorporated herein by this reference, pursuant to which Borrower agrees to register the shares of Borrower Common Stock underlying the Bridge Loan Note and the Warrant Agreement.

         "Subordination Agreement" shall mean the Subordination Agreement among Borrower, Lender and Agent, dated as of the date hereof, a form of which is attached hereto as Exhibit C and incorporated herein by this reference, pursuant to which Lender has agreed to subordinate its security interest in the Collateral to the security interest Borrower has previously granted to Agent.



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         "Subsidiary" shall mean any corporation, partnership, limited partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by Borrower or one or more Subsidiaries of Borrower.

         "Taxes" shall mean, with respect to Borrower, taxes, assessments or other governmental charges or levies imposed upon Borrower, its income or any of its properties or assets.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Georgia.

         "Valuation Date" shall have the meaning set forth in Section 9.1 hereof.

         "Warrant Agreement" shall mean the Warrant Agreement between Borrower and Lender, dated as of the date hereof, a form of which is attached hereto as Exhibit D and incorporated herein by this reference.

         "Warrant Shares" shall have the meaning set forth in Section 9.1 hereof.

                                   ARTICLE II
                 COMMITMENT TO LEND, BORROWING PROCEDURES, ETC.

Section 2.1    Loans

         (a) Amount. Lender agrees, from the Closing Date until the Maturity Date described in Section 2.1(d) below, and upon the terms and conditions herein set forth, to make from time to time, at the request of Borrower, a loan or series of loans to Borrower in the aggregate principal amount of up to Two Million Dollars ($2,000,000.00) (the "Loan," and the aggregate amount of all such Loan outstanding from time to time, the "Loan Amount"). Borrower shall repay all outstanding principal under the Loan on the Maturity Date, or such earlier date if the Loan is prepaid or if the Loan is accelerated in accordance herewith. Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time prior to the Maturity Date.

         (b) Advances. Lender shall make Advances pursuant to this Agreement at any time prior to the Maturity Date upon written request delivered by Borrower to Lender signed by the Chief Executive Officer or the Chief Financial Officer of Borrower stating (i) the amount requested, and (ii) that Borrower is not entitled to any additional Revolving Advances (as defined in the PNC Credit Agreement) under the PNC Credit Agreement at the time of such request. Advances may be used by Borrower for any purpose, at Borrower's discretion; provided, however, that if Borrower intends to use any such Advance to fund an expenditure outside of Borrower's normal course of business, then any request therefor must be accompanied by the written approval of the Steering Committee (as defined in the Merger Agreement) with respect to such expenditure.



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         (c)  Bridge Loan Note. The obligation of Borrower to repay the Loan shall be evidenced by the Bridge Loan Note for the principal sum of $2,000,000.00, or such Loan Amount as shall be outstanding hereunder from time to time, with interest as therein provided. Absent manifest error, the Lender's records with respect to the Loan and the aggregate outstanding Loan Amount shall be conclusive as to amounts owed Lender under the Bridge Loan Note and this Agreement.

         (d)  Payments.  Subject to the terms of the Subordination Agreement:

              (i) Interest. Interest on the Loan Amount shall be payable quarterly in arrears. The first such payment, prorated from the date hereof, shall cover the period from the date hereof through September 30, 2000, and shall be due on or before the fifth Business Day after September 30, 2000. Thereafter, accrued interest for each subsequent calendar quarter shall be due on or before the fifth Business Day after the end of such subsequent calendar quarter (each, an "Interest Payment Date") until such time as all amounts of principal and interest hereunder shall have been paid in full. If the Loan is paid or otherwise satisfied in full prior to any Interest Payment Date, Borrower shall be obligated to pay a pro-rata amount of interest on the Loan Amount based on the number of days that have elapsed between the most recent Interest Payment Date and the date of such payment or satisfaction.

              (ii) Principal. Unless payment of the Loan is accelerated upon occurrence of an Event of Default pursuant to Section 8.2 hereof, no principal payments shall be required until the Maturity Date, and the aggregate outstanding principal amount of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable on June 14, 2001 (the "Maturity Date"); provided, however, that if any amount, whether principal, accrued interest or otherwise, remains outstanding and payable by Borrower under the PNC Credit Agreement, no payment, unless payment of the Loan is accelerated upon occurrence of an Event of Default pursuant to Section 8.2 hereof, shall be due hereunder (other than interest payments pursuant to Section 2.1(d)(i) hereof) until such time as all amounts, whether principal, accrued interest or otherwise, due and owing under the PNC Credit Agreement have been paid or otherwise satisfied or discharged in full.

         (e) Interest. The Loan Amount outstanding hereunder from time to time shall bear interest through the Maturity Date at a rate per annum equal to the Bridge Loan Interest Rate, payable in accordance with the terms of the Bridge Loan Note.

Section 2.2    Prepayment.

         The principal amount of the Loan may be repaid or prepaid in full or in part at any time and from time to time prior to the Maturity Date, without premium or penalty.



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Section 2.3    Manner of Payment.

         (a) Subject to the terms of Section 2.1(d) hereof, payment (including prepayment) by Borrower of the principal or accrued interest on the Loan shall be made on the Maturity Date to the Lender in lawful money of the United States of America in immediately available funds.

         (b) If any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

         (c) If some or less than all amounts due from Borrower are received by Lender, Lender shall apply such amounts in the following order of priority: (i) to the payment of all amounts then due and payable under this Agreement other than interest or principal; (ii) to the payment of accrued interest then due and payable on the Loan; and (iii) to the repayment or prepayment of the principal balance of the Loan.

Section 2.4    Basis of Calculation of Interest.

         All interest payable hereunder shall be calculated on the basis of the 360/365 method, which computes a daily amount of interest for a hypothetical year of 360 days, then multiplies such amount by the actual number of days elapsed in an interest calculation period.

Section 2.5    Maximum Interest Rate.

         In no event shall the amount of interest due or payable under the Bridge Loan Note exceed the maximum rate of interest allowed by applicable law, and in the event that any such payment is inadvertently paid by Borrower or inadvertently received by Lender, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify Lender, in writing, that Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that Borrower not pay, and that Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which would lawfully be paid by Borrower under applicable law.

                                   ARTICLE III
                               CLOSING DELIVERIES

         The following deliveries shall be made simultaneously with the execution of this Agreement:

Section 3.1    The Bridge Loan Note.

         Borrower shall deliver to Lender the Bridge Loan Note duly executed and dated as of the Closing Date.

Section 3.2    The Subordination Agreement.


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         Borrower, Lender and Agent shall each deliver to the other parties thereto the Subordination Agreement duly executed and dated as of the Closing Date.

Section 3.3    The Registration Rights Agreement.

         Borrower and Lender shall each deliver to the other party hereto the Registration Rights Agreement duly executed and dated as of the Closing Date.

Section 3.4    Evidence of Approvals.

         Lender shall have received from the Borrower a copy of the written consent of the various lenders under the PNC Credit Agreement consenting to the transactions contemplated by this Agreement and the Loan Documents, as well as copies of all such documents and other evidence that Lender may reasonably request to confirm the Borrower's authority to enter into the Agreement and the transactions contemplated hereby, and to fully perform its obligations hereunder and thereunder.

Section 3.5    Other Conditions to Closing.

         Lender's obligation to make Advances hereunder shall be further subject to the prior satisfaction of the following conditions, except to the extent waived by Lender in writing:

         (a) at the time of each Advance, none of the the Collateral shall be subject to any Lien unacceptable to Lender other than Permitted Liens;

         (b) prior to or contemporaneously with the initial Advance, Borrower shall have executed and filed Forms UCC 1 with respect to the Collateral in forms reasonably acceptable to Lender and its counsel and shall have provided evidence of each of the foregoing requirements to Lender;

         (c) at the time of each Advance, as applicable, Borrower shall not be in default with respect to any of its covenants and agreements set forth herein; and

         (d) at the time of each Advance, as applicable, no Event of Default shall have occurred and be continuing.


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                                   ARTICLE IV
                          CREATION OF SECURITY INTEREST

Section 4.1 Grant of Security Interest. Subject to the terms of the Subordination Agreement, Borrower hereby grants to Lender a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of the Loan and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Lender's security interests in the Collateral shall attach to all Collateral without further act on the part of Lender or Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral.

Section 4.2 Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower, immediately upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral to Lender. Lender will hold such Negotiable Collateral for the benefit of Borrower and will return such Negotiable Collateral to Borrower upon satisfaction in full of the Loan or will retain and foreclose upon such Negotiable Collateral if necessary under Section
8.3 hereof. Anything contained in the foregoing to the contrary notwithstanding, the terms and conditions of this Section 4.2 will not be effective until such time as the PNC Credit Agreement and the credit facility contemplated therein are terminated.

Section 4.3 Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender's designee may (a) notify customers or Account debtors of Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Lender or that Lender has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the reasonable collection costs and expenses to the Loan Amount. Borrower agrees that, after the occurrence and during the continuation of an Event of Default, it will hold in trust for Lender, as Lender's trustee, any collections that it receives with respect to such Accounts, General Intangibles and Negotiable Collateral ("Collections") and immediately will deliver said Collections to Lender in their original form as received by Borrower. Anything contained in the foregoing to the contrary notwithstanding, the terms and conditions of this Section 4.3 will not be effective until such time as the PNC Credit Agreement and the credit facility contemplated therein are terminated.

Section 4.4 Delivery of Additional Documentation Required. Subject to the terms of the Subordination Agreement, at any time upon the request of Lender, Borrower shall execute and deliver to Lender all security agreements, mortgages, deeds to secure debt, financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Lender reasonably may request, in form satisfactory to Lender, to create, perfect and continue perfected Lender's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.



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Section 4.5 Power of Attorney. Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4 hereof, sign the name of Borrower on any of the documents described in Section 4.4 hereof, (b) at any time that an Event of Default has occurred and is continuing or Lender reasonably deems itself insecure, sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) at any time that an Event of Default has occurred and is continuing or Lender reasonably deems itself insecure, endorse Borrower's name on any Collection item that may come into Lender's possession, (e) at any time that an Event of Default has occurred and is continuing or Lender reasonably deems itself insecure, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, all in its reasonable discretion, and (f) at any time that an Event of Default has occurred and is continuing or Lender reasonably deems itself insecure, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender reasonably determines to be necessary. The appointment of Lender as Borrower's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, is irrevocable until the Loan has been fully and finally repaid and performed and Lender's obligation to extend credit hereunder is terminated. Anything contained in the foregoing to the contrary notwithstanding, (i) the terms and conditions of this Section 4.5 will not be effective until such time as the PNC Credit Agreement and the credit facility contemplated therein are terminated, and (ii) Lender's remedies as a secured creditor hereunder shall be exercised in a commercially reasonable manner to the extent required by the UCC.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

Section 5.1    Representations and Warranties.

         Borrower hereby represents and warrants to Lender that:

         (a) Organization; Power; Qualification. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, has the power and authority to own or lease and operate its properties and to carry on its businesses as now being and hereafter proposed to be conducted, and is duly qualified and is in good standing as a foreign corporation, and is authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, and in which failure to so qualify would have a Material Adverse Effect on Borrower.


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         (b)  Execution and Enforceability. This Agreement has been duly executed and delivered by Borrower, and is, and each of the Loan Documents to which Borrower is a party is, a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies, and in particular, may not be available where damages are considered an adequate remedy at law, and (ii) limitations imposed by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws effecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower).

         (c) Authorization. Borrower is duly authorized to execute, deliver and perform its obligations under this Agreement and the Loan Documents. The execution, delivery and performance by Borrower of this Agreement and the Loan Documents do not and will not require any consent or approval of any governmental agency or authority.

         (d) No Conflicts. The execution, delivery and performance by Borrower of this Agreement and the Loan Documents (i) do not and will not conflict with:
(A) any provision of law, (B) Borrower's Articles of Incorporation and Bylaws,
(C) any material agreement binding upon Borrower (other than the PNC Credit Agreement and documents executed in connection therewith, subject to Section 3.4 above), or (D) any court or administrative order or decree applicable to Borrower; and (ii) do not and will not require, or result in, the creation or imposition of any lien on any asset of Borrower (other than those contemplated herein).

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

         From the date of this Agreement and thereafter until the Merger Agreement has been terminated in accordance with its terms or until the transactions contemplated therein have been consummated, whichever occurs first, and all accrued and unpaid interest thereon has been paid in full, and unless Lender shall otherwise consent in writing, Borrower covenants and agrees that it will, and will cause each Subsidiary to, comply in all material respects with all of its obligations under the Merger Agreement. If the Merger Agreement is terminated for any reason prior to Borrower's payment of the Loan and all accrued and unpaid interest thereon, in full, then from and after such termination of the Merger Agreement and until the Loan, and all accrued and unpaid interest thereon, has been paid in full, and unless Lender shall otherwise consent in writing, Borrower covenants and agrees that it will, and will cause each Subsidiary to:

Section 6.1 Certain Information and SEC Reports. Furnish to Lender in form and substance reasonably satisfactory to Lender:

         (a) Litigation. Within five (5) days after Borrower learns of the commencement of any material claim or suit, legal or equitable, or of any administrative, arbitration, or other similar proceeding against Borrower or any of its Subsidiaries, or any of their respective businesses, assets, or properties which claim or proceeding, if determined adversely to Borrower or such Subsidiary, would be likely to have a Material Adverse Effect on Borrower and its Subsidiaries, taken as a whole, written notice of the nature and extent of such suit or proceeding;


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         (b)  Material Adverse Changes. Within five (5) days after Borrower learns of any circumstance or event (other than conditions having an effect on the economy in general) which reasonably can be expected to have a Material Adverse Effect on Borrower and its Subsidiaries taken as a whole, written notice of the nature and extent of such circumstance or event;

         (c) SEC Reports. Simultaneous with the transmission thereof to Borrower's shareholders, copies of (or notice from an EDGAR watch service of) all financial statements, proxy statements, reports and any other general written communications which Borrower sends to its shareholders and copies (or notice from an EDGAR watch service of) of all registration statements and all regular, special or periodic reports which it files with the SEC or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by Borrower to the public concerning material developments in Borrower's businesses; and

         (d) Other Information. Within ten (10) days after Lender makes a reasonable request therefor, such other data relating to the business, affairs and financial condition of Borrower or any of its Subsidiaries.

Section 6.2 Taxes. Pay and discharge all Taxes and other governmental charges before the same shall become overdue, unless and to the extent only that such payment is being contested in good faith.

Section 6.3 Insurance. Maintain insurance coverage on its physical assets and against other business risks in such amounts and of such types as are not materially inconsistent with its historical practice, and in the event of acquisition of additional property, real or personal, or of incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would reasonably dictate.

Section 6.4 Examination of Books. Permit the Lender, through its authorized attorneys, accountants and representatives, to examine Borrower's books, accounts, records, ledgers and assets of every kind and description at all reasonable times upon request of the Lender, at Borrower's reasonable cost and expense (provided that so long as no Event of Default has occurred and is continuing, Lender shall be entitled to no more than one (1) such examination per year).

Section 6.5 Notification of Events of Default, Acceleration or Material Adverse Effect. Promptly notify the Lender of any condition or event which constitutes, or with the passage of time and/or the giving of notice would constitute, an Event of Default under this Agreement or under the PNC Credit Agreement, or of any acceleration of the maturity of any indebtedness aggregating $500,000 or more of Borrower.

Section 6.6 Maintenance of Licenses. Maintain in good standing all licenses required by any governmental authority that may be necessary or required for Borrower and its Subsidiaries to carry on their respective businesses, where the failure to maintain such licenses would have a Material Adverse Effect on Borrower and its Subsidiaries taken as a whole.

Section 6.7 ERISA Compliance. Comply with all material requirements imposed by ERISA as presently in effect or hereafter promulgated, including the minimum funding requirements of any defined contribution employee benefit plan.

Section 6.8 Compliance with Law. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, except to the extent that compliance with any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of Borrower and except where the failure to comply would not have a Material Adverse Effect on Borrower and its Subsidiaries, taken as a whole.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

         From the date of this Agreement and thereafter until the Merger Agreement has been terminated in accordance with its terms or until the transactions contemplated therein have been consummated, whichever occurs first, and all accrued and unpaid interest thereon has been paid in full, and unless Lender shall otherwise consent in writing, Borrower shall not, and shall not cause any Subsidiary to, materially breach any of the terms or conditions of the Merger Agreement. If the Merger Agreement is terminated for any reason prior to Borrower's payment of the Loan and all accrued and unpaid interest thereon, in full, then from and after such termination of the Merger Agreement and until the Loan, and all accrued and unpaid interest thereon, has been paid in full, and unless Lender shall otherwise consent in writing:

Section 7.1    Liquidation, Merger or Sale.

         Borrower shall not, and shall not cause any Subsidiary to, without the prior written consent of Lender, unless expressly permitted by the terms of the Merger Agreement:

         (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise windup its affairs;

         (b) sell, lease, abandon, transfer or otherwise dispose of any real property or of any personal property having a value of in excess of $250,000, other than in the ordinary course of business; or

         (c) consummate any merger or consolidation other than the transactions contemplated by the Merger Agreement, except any merger the sole purpose of which is to change the Borrower's jurisdiction of incorporation.

Section 7.2    Liens.

         Borrower shall not, and shall not cause any Subsidiary to, create, incur or suffer to exist, any lien (including any pledge, assignment, mortgage, title retaining contract or other type of security interest) to exist on any of the assets or property (real, personal or mixed, tangible or intangible) of the Borrower, other than (collectively, "Permitted Liens"):

         (a) Liens evidencing Borrower's indebtedness to the various lenders under and pursuant to the PNC Credit Agreement and any and all documents executed in connection therewith;

         (b) Liens for Taxes not delinquent or for Taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on Borrower's books and records;

         (c) Liens created in connection with workmen's compensation, unemployment insurance, and social security, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature made in the ordinary course of business;

         (d)  Each lien existing on the date hereof; and

         (e) Liens created in connection with purchase money mortgages or security interests granted to secure the purchase price of assets, the purchase of which does not violate this Agreement or any Loan Document.

Section 7.3    Distributions.

         Borrower shall not, and shall not cause any Subsidiary to, make any distribution, directly or indirectly, whether in cash or in other property, other than (a) distributions of Borrower's securities, including the issuance of warrants to the various lenders under the PNC Credit Agreement, and (b) distributions from Borrower's Subsidiaries to Borrower or from any Subsidiary of Borrower to any other Subsidiary of Borrower ("Permitted Dispositions").

                                  ARTICLE VIII
                         EVENTS OF DEFAULT AND REMEDIES

Section 8.1    Events of Default.

         An Event of Default shall have occurred under this Agreement:

         (a) Non-payment. If Borrower shall default in the payment when due of any principal of, or interest on, the Loan, such payment shall be permitted pursuant to the terms of the Subordination Agreement, and such default shall not be cured within ten (10) days following notice thereof from Lender (which notice shall not be sent until such time as such payment shall be permitted pursuant to the terms of the Subordination Agreement).

         (b) Insolvency. If Borrower becomes insolvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for Borrower or for a substantial part of the property of Borrower, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or for a substantial part of the property of the Borrower and is not discharged within sixty days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Borrower and, if instituted against Borrower, is consented to or acquiesced in by Borrower or remains for sixty days undismissed; or any warrant of attachment or similarly legal process is issued against any substantial part of the property of Borrower which is not released within sixty days of service.

         (c) Representations and Warranties. If any representation or warranty made under this Agreement or any statement in any certificate given by Borrower hereunder shall be untrue, incorrect or misleading in any material respect when made or given.

         (d) Covenants. If Borrower shall default in the performance or observance of any covenant set forth herein and permitted by the terms of the Subordination Agreement, and such default shall not be cured within thirty (30) days following notice thereof from Lender to Borrower (which notice shall not be sent until such time as such performance or observance is permitted by the terms of the Subordination Agreement).

         (e) Other Loan Documents. Subject to the terms of the Subordination Agreement, if there is an event of default under any of the Loan Documents, subject to any applicable period of grace.

         (f) Other Obligations. Subject to the terms of the Subordination Agreement, if subject to any applicable grace period, Borrower (i) fails to pay any indebtedness or other obligations, direct or indirect, for borrowed money from Agent or any lender under the PNC Credit Agreement in accordance with, or fails to perform or breaches any of the terms and conditions of, the PNC Credit Agreement when required to be performed, and, if as the result of such failure, the maturity date of such indebtedness or other obligations has been accelerated, (ii) fails to pay any indebtedness or other obligations, direct or indirect, for borrowed money in an amount in excess of $250,000.00 (other than as evidenced by this Agreement or the Bridge Loan Note) owing by Borrower when due, whether at maturity, by acceleration or otherwise, or (iii) fails to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than this Agreement or under the Loan Documents or the PNC Credit Agreement or documents executed in connection therewith) evidencing or securing or relating to the indebtedness or other obligations described in clauses (i) or (ii) above, when required to be performed, and, if as the result of such failure, the maturity date of such indebtedness or other obligations has been accelerated.

         (g) Judgments. If Borrower fails to satisfy or stay the execution by appropriate proceedings of any final judgment rendered against it in excess of $25,000.

Section 8.2   Acceleration.

              (a) Declaration of Acceleration. If any Event of Default occurs and is continuing, Lender may (subject to the terms of the Subordination Agreement), upon notice to Borrower, declare the Loan to be due and payable immediately; and upon any such declaration all principal and interest on the Loan shall become immediately due and payable; provided, however, in the case of an Event of Default arising from certain events of insolvency described in
Section 8.1(b), with respect to Borrower, the Loan shall ipso facto become due and payable without further action or notice on the part of Lender.

              (b) Rescission. At any time after a declaration of acceleration with respect to the Loan, Lender may, in its sole discretion, rescind and cancel such declaration and its consequences. No such rescission shall affect any subsequent Event of Default or impair any right with respect thereto.

Section 8.3 Other Remedies. If an Event of Default occurs and is continuing, Lender may immediately terminate its obligation to make Advances hereunder and may, subject to the terms of the Subordination Agreement, pursue any available remedy to collect the payment of principal and interest on the Loan and to enforce the performance of any provision of the Bridge Loan Note, this Agreement and any other Loan Document. A delay or omission by Lender in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 8.4 Waiver Of Past Defaults. Lender may waive any existing Event of Default and its consequences under this Agreement. Upon any such waiver, such Event of Default shall cease to exist and thereafter shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

Section 8.5 Priorities. Any sums collected by Lender hereunder and under the Bridge Loan Note shall, subject to the terms of the Subordination Agreement, be applied first to all reasonable costs and expenses of collection, including reasonable attorneys' fees, then to accrued and unpaid interest, and lastly to principal.

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1    Issuance of Warrants.

         If the Merger Agreement shall be terminated pursuant to Section 8.1 thereof, and if, as a result, Lender is entitled to receive a termination fee under Section 8.5 thereof, then Borrower shall issue to Lender warrants to purchase shares of the Borrower Common Stock at an exercise price equal to $.01 per share (the "Warrants") by completing, executing and delivering to Lender (within forty (40) days after the Valuation Date) the Warrant Agreement. The Warrants shall be exercisable for that number of shares of Borrower Common Stock equal to the outstanding Loan Amount on the date of the occurrence of the event giving rise to the termination of the Merger Agreement pursuant to Section 8.1 thereof and the payment of the termination fee under Section 8.5 of the Merger Agreement (the "Valuation Date"), divided by the closing price per share of the Borrower Common Stock on the Valuation Date (the "Warrant Shares"). Notwithstanding the foregoing, if Borrower repays the outstanding Loan Amount in full within thirty (30) days after the Valuation Date, Borrower shall execute and deliver the Warrant Agreement for Warrants to purchase 25% of the number of Warrant Shares that would otherwise have been issuable to Lender under this
Section 9.1 but for such repayment.

Section 9.2    Waiver and Amendments.

         No failure or delay on the part of Lender in the exercise of any power or right, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. Remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Lender at law or in equity. No notice to or demand on the Borrower required hereunder or under the Bridge Loan Note shall in any event entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action and any circumstances without notice or demand. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Bridge Loan Note shall in any event be effective unless the same shall be in writing and signed and delivered by Lender. Any waiver of any provision of this Agreement or the Bridge Loan Note, and any consent to any departure by Borrower from the terms of any provision of this Agreement or the Note, shall be effective only in the specific instance and for the specific purpose for which given.

Section 9.3    Notices

         All notices, requests and other communications required or permitted under this Agreement (collectively, "notices") shall be in writing and sent or delivered in one of the manners expressly contemplated in this Section 9.3. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:

                    (a)  If to Borrower:

                    Eltrax Systems, Inc.
                    400 Galleria Parkway, Suite 300
                    Atlanta, Georgia 30339
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (678) 589-3570

                    with a required copy to:

                    Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
                    Suite 2400
                    Detroit, Michigan  48226
                    Attention:  William E. Sider, Esq.
                    Telecopier No.:  (313) 961-8358

                    (b)  If to Lender:

                    Cereus Technology Partners, Inc.
                    1000 Abernathy Road
                    Suite 1000
                    Atlanta, Georgia 30328
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (770) 668-9095
                    with a required copy to:

                    Rogers & Hardin LLP
                    229 Peachtree Street, N.E.
                    2700 International Tower
                    Atlanta, Georgia  30303
                    Attn:  Steven E. Fox, Esq.
                    Telecopier No.:  (404) 525-2224

         Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

Section 9.4    Severability.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.5    Governing Law.

         This Agreement shall be construed under and governed by the laws of the State of Georgia, without giving effect to its principles of conflicts of laws.

Section 9.6    Successors and Assigns.

         This Agreement shall be binding upon Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of Borrower and Lender and their respective successors and assigns. Neither Borrower nor Lender shall assign its rights or delegate its duties hereunder without the prior written consent of the other party.

Section 9.7    Headings; Construction.

         Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof. As used herein, the words "include," "including," and "includes" shall be deemed to be followed by the words "without limitation."

Section 9.8    Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument. Copies (whether photostatic, facsimile or otherwise) of signatures to this Agreement shall be deemed to be originals and may be relied on to the same extent as the originals.

Section 9.9    Expenses.

         Borrower agrees to pay, and hold Lender harmless from liability for the payment of, all reasonable costs and expenses of Lender (including reasonable fees and expenses of counsel and experts) in connection with any Event of Default or the enforcement of this Agreement.

Section 9.10   Subordination Agreement.

         Any other provision of this Agreement to the contrary notwithstanding, all of Borrower's obligations and all of Lender's rights under this Agreement are subject to the terms of the Subordination Agreement.

Section 9.11   Integration.

         This Agreement, together with the Merger Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Bridge Loan and Security Agreement to be executed by the undersigned thereunto duly authorized as of June 14, 2000.


                                   ELTRAX SYSTEMS, INC.


                                   By: /S/  William A. Fielder, III
                                      ------------------------------------------
                                         Chief Financial Officer


                                   CEREUS TECHNOLOGY PARTNERS, INC.


                                   By: /S/  Juliet M. Reising
                                      ------------------------------------------
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                                                      EXHIBIT A
================================================================================

--------------------------------------------------------------------------------
THIS PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. NEITHER THIS PROMISSORY NOTE, NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF, NOR ANY INTEREST OR PARTICIPATION THEREIN, MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF UNLESS (I) REGISTERED UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN FULL COMPLIANCE WITH THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, (II) PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (III) UNLESS ELTRAX SYSTEMS, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES, REASONABLY SATISFACTORY TO ELTRAX SYSTEMS, INC., STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER MANNER OF TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAW.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO INDEBTEDNESS OWING FROM MAKER AND CERTAIN OTHER BORROWERS TO VARIOUS LENDERS AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT FOR SUCH LENDERS (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS IN SUCH CAPACITY, "AGENT"), PURSUANT TO A SUBORDINATION AGREEMENT DATED JUNE 14, 2000, AMONG MAKER, HOLDER AND AGENT.
--------------------------------------------------------------------------------

             NON-NEGOTIABLE SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$2,000,000.00                                                      June 14, 2000
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, ELTRAX SYSTEMS, INC., a Minnesota corporation ("Maker"), promises to pay to the order of CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation (together with any permitted assignee, the "Holder"), at Holder's principal offices located at 1000 Abernathy Road, Suite 1000, Atlanta, Georgia 30328, or at such other address as Holder may from time to time designate in writing, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), or, if less, the unpaid aggregate principal amount of all loans made from time to time hereunder, together with interest thereon as provided herein, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         All capitalized terms used herein shall have the meanings ascribed to such terms in that certain Bridge Loan and Security Agreement by and between Maker (as Borrower thereunder) and Holder (as Lender thereunder) dated of even date herewith, as the same may be amended (the "Loan Agreement"), except to the extent that such capitalized terms are otherwise defined or limited herein.

         The aggregate then-current Loan Amount of the Loan loaned and borrowed pursuant to the Loan Agreement shall be paid as provided in Section 2.1(d) of the Loan Agreement.

         Maker may repay all or any portion of the Loan Amount outstanding hereunder in full or in part at any time prior to the Maturity Date, without penalty or premium, in the manner set forth in the Loan Agreement.

         All amounts of principal outstanding hereunder shall bear interest at a rate equal to the Bridge Loan Interest Rate, which shall accrue and be payable in accordance with the terms of Section 2.1 of the Loan Agreement. Unpaid interest hereunder shall not bear interest. The entire principal balance hereof, and all interest accrued and unpaid thereon, shall be due and payable in full on the Maturity Date, except as otherwise set forth in Section 2.1(d) of the Loan Agreement. The provisions of Article II of the Loan Agreement are hereby incorporated herein by this reference.

         1. CONVERSION. Holder shall have the right, at Holder's option at any time prior to or after the Maturity Date, to convert the then outstanding Loan Amount in whole (but not in part) into that number of fully paid and non-assessable shares of Borrower Common Stock determined by multiplying (i)
1.15 by (ii) a fraction, the numerator of which shall be the outstanding Loan Amount on the date of conversion and the denominator of which shall be $7.563(1) (the "Initial Conversion Price").

            1.1  CONVERSION PROCEDURE

                    1.1.1 Notice of Conversion. To effect the conversion of this Note into shares of Borrower Common Stock, Holder shall give written notice by hand or by overnight mail, or by mail, postage prepaid, to Maker at its address designated in Section 8 below, of the election to convert this Note pursuant to this Section 1.1. Holder shall surrender this Note contemporaneous with such notice. Such notice shall state therein the name or names (which shall be the names of the Holders) in which the certificate or certificates for shares of Borrower Common Stock are to be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date (which shall be the date of conversion) on which Maker actually receives such notice and this Note, and the Person or Persons entitled to receive the shares of Borrower Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Borrower Common Stock as of such date.

------------------------
(1) The Initial Conversion Price shall be the per share closing price for the Borrower Common Stock on the day immediately prior to the date that Maker and Holder publicly announce the transactions comtemplated by the Merger Agreement

                    1.1.2 Delivery of Stock Certificate. As promptly as practicable after the date of conversion of this Note, but in no event later than five (5) Business Days after receipt thereof, Maker, at its expense, will issue and deliver to Holder a certificate or certificates for the number of full shares of Borrower Common Stock issuable upon such conversion.

                    1.1.3 Fractional Shares. No fractional shares of
          Borrower Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares to Holder upon the conversion of this Note, Maker shall issue a check payable to Holder for an amount equal to the fractional share times the Initial Conversion Price.

                    1.1.4 Transfer Taxes. Maker shall pay all taxes which may be payable in respect of the issuance of any shares of Borrower Common Stock deliverable upon conversion of this Note, except that Maker shall not be required to pay any tax imposed in connection with any transfer involving the issuance of a certificate for shares of Borrower Common Stock in any name other than that of the original Holder of this Note; and in such case, Maker shall not be required to deliver any certificate representing the shares of Borrower Common Stock purchased upon conversion until such tax shall have been paid, or it has been established to Maker's satisfaction that no tax is due.

                1.2 ADJUSTMENTS. The number of shares of Borrower Common Stock which may be received upon the conversion of this Note shall be subject to change or adjustment from time to time as follows:

                    1.2.1 Stock Dividends; Stock Splits; Reverse Stock
          Splits; Reclassifications. In case Maker shall (i) pay a dividend or make any other distribution with respect to the Borrower Common Stock in shares of its capital stock, (ii) subdivide its outstanding Borrower Common Stock, (iii) combine its outstanding Borrower Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Borrower Common Stock (including any such reclassification in connection with a merger (other than the transactions contemplated by the Merger Agreement), consolidation or other business combination in which Maker is the continuing corporation), then the number of shares of Borrower Common Stock issuable upon conversion of this Note (assuming it had been converted immediately prior to the record date for each such dividend or distribution or the effective date of each such subdivision or combination) shall be adjusted so that Holder shall thereafter be entitled after the completion of each such event to receive the kind and number of shares of Borrower Common Stock or other securities of Maker that Holder would have owned or have been entitled to receive after the happening of each such event had this Note been converted immediately prior to the happening of each such event or any record date with respect thereto. Each adjustment made pursuant to this
          Section 1.2.1 shall become effective immediately after the effective date of the applicable event retroactive to the record date, if any, for such event.

                    1.2.2 Rights; Options; Warrants. If the Merger Agreement shall be terminated pursuant to Section 8.1 thereof, and, at the time of such termination, Holder shall be entitled to receive a termination fee under Section 8.5 thereof, and if Maker shall at any time thereafter issue rights, options, warrants or convertible or exchangeable securities (other than a transaction subject to Section 1.2.1 hereof) to all holders of the Borrower Common Stock, entitling them to subscribe for or purchase Borrower Common Stock at a price per share that is lower (at the record date for such issuance) than the Initial Conversion Price, then the number of shares of Borrower Common Stock thereafter issuable upon conversion of this Note shall be determined by adding the number of shares of Borrower Common Stock theretofore issuable upon conversion of this Note to the product of (a) the Cheap Stock Issued (as hereinafter defined), multiplied by (b) the Ownership Ratio (as hereinafter defined). Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities. For purposes of this Section 1.2.2, the term (x) "Cheap Stock Issued" shall be the number of additional shares of Borrower Common Stock offered by Maker for subscription or purchase as described above, minus the number of shares of Borrower Common Stock that the aggregate offering price of the total number of shares of Borrower Common Stock so offered would purchase at the Initial Conversion Price; and (y) "Ownership Ratio" shall be a fraction, the numerator of which shall be the number of shares of Borrower Common Stock theretofore issuable upon conversion of this Warrant, and the denominator of which shall be the shares of Borrower Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities, plus the number of shares of Borrower Common Stock theretofore issuable upon the conversion of this Note. Upon the expiration or termination of such rights, options, warrants or convertible or exchangeable securities the issuance of which triggered the adjustments referred to in this
          Section 1.2.2 prior to any exercise thereof, the number of shares of Borrower Common Stock into which this Note shall be converted shall forthwith be readjusted to the number of shares of Borrower Common Stock that would have been issuable had such expired or terminated rights, options, warrants or convertible or exchangeable securities not been issued by Maker.

                    1.2.3 Distributions of Debt, Assets, Subscription
         Rights or Convertible Securities. In case Maker shall fix a record date for the making of a distribution to all holders of shares of the Borrower Common Stock of evidences of indebtedness of Maker, assets (other than cash dividends payable out of retained earnings or securities (excluding those referred to in Sections 1.2.1 and 1.2.2 hereof) (any such evidences of indebtedness, assets, or securities being referred to in this Section 1.2.3 as the "assets or securities"), then in each case Holder, upon the conversion of this Note, shall be entitled to receive in addition to the shares of Borrower Common Stock issuable upon conversion of this Note, (a) the assets or securities to which Holder would have been entitled as a holder of Borrower Common Stock if Holder had converted this Note immediately prior to the record date for such distribution, and (b) any interest or distributions on the assets or securities distributed from the distribution date to the date of exercise. At the time of any such distribution, Maker shall either (x) deposit the assets or securities payable to Holder pursuant hereto in trust for Holder with an eligible institution (as hereinafter defined) with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for Holder, or (y) distribute to Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this clause (y), the provisions of this Section 1.2.3 shall no longer apply to such event. Such election shall be made by Maker by giving written notice thereof to Holder. For purposes of this Section 1.2.3, the term "eligible institution" shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least
         $100,000,000, and subject to supervision or examination by Federal or state authority.

                    1.2.4 Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock of Maker (other than a subdivision or combination of the outstanding Common Stock, a change in the par value of the Common Stock or a transaction subject to Sections 1.2.1, 1.2.2 or 1.2.3 hereof) or in the event of any consolidation or merger of Maker with or into another corporation (other than the transactions contemplated by the Merger Agreement, a merger in which Maker is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock of the class issuable upon conversion of this Note or a transaction subject to Sections 1.2.1, 1.2.2 or 1.2.3 hereof) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of Maker as an entirety or substantially as an entirety, in each case as a result of which the holders of Borrower Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Borrower Common Stock, then Maker shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of Maker hereunder, and Holder shall have the right thereafter, by converting this Note, to receive the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Borrower Common Stock that might have been received upon conversion of this Note immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note. The foregoing provisions of this
         Section 1.2.4 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Borrower Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances of the nature and type described in the first sentence hereof. In the event that in connection with any such capital reorganization, reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Borrower Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of Maker other than Borrower Common Stock, any such issue shall be treated as an issue of Borrower Common Stock covered by the provisions of Section 1.2.1 hereof.

                    1.2.5 De Minimis Adjustments. Except as provided in Section 1.2.6 hereof with reference to adjustments required by such
         Section 1.2.6, no adjustment in the number of shares of Borrower Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Borrower Common Stock issuable upon the conversion of this Note; provided, however, that any adjustments which by reason of this Section 1.2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                    1.2.6 Adjustments. In case Maker after the date hereof shall take any action affecting the shares of Borrower Common Stock into which this Note may be converted, other than any action described in Sections 1.2.1, 1.2.2, 1.2.3 or 1.2.4 hereof, which Maker's Board of Directors, acting in the good faith exercise of its reasonable judgment, determines would have a material adverse effect on the rights of Holder, then the conversion price, the number of shares of Borrower Common Stock into which this Note may be converted and/or the character of the securities receivable upon conversion of this Note may be adjusted in such manner, if any, and at such time, by action of the directors, acting in the good faith exercise of their reasonable judgment, subject to obtaining all necessary approvals to such adjustment, including, without limitation, any necessary approvals of any stock exchange or over-the-counter market on which securities of Maker are then listed or quoted.

                    1.2.7 Notice of Adjustment. Whenever the number of shares of Borrower Common Stock or other stock or property issuable upon the conversion of this Note is adjusted, as herein provided, Maker shall promptly notify Holder of such adjustment or adjustments.

                1.3 CONVERSION SHARES SUBJECT TO REGISTRATION RIGHTS. Maker and Holder agree that the shares of Borrower Common Stock and other securities (as the case may be) receivable upon the conversion of this Note shall be "Registrable Stock" as defined in that certain Registration Rights Agreement between the Company and the Holder dated of even date herewith and shall be subject to the terms and conditions thereof.

         2. NOTICES OF RECORD DATE, ETC. In the event of (a) any taking by Maker of a record of the holders of any class of securities of Maker for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;
(b) any capital reorganization of Maker, any reclassification or recapitalization of the capital stock of Maker or any transfer of all or substantially all of the assets of Maker to any other person or any consolidation or any merger involving Maker (other than the transactions contemplated by the Merger Agreement); or (c) any voluntary or involuntary dissolution, liquidation or winding-up of Maker, Maker will, but only to the extent that such information is disclosed to Maker's shareholders, and then contemporaneous therewith, mail to Holder a notice specifying (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (y) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

         3. SHARES RESERVED FOR ISSUANCE. Maker shall at all times reserve and keep available out of its authorized but unissued shares of Borrower Common Stock solely for the purpose of effecting the conversion of this Note such number of shares of Borrower Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Borrower Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the Holder of this Note, Maker will use its best efforts to take such corporate actions as may be necessary to increase its authorized but unissued shares of Borrower Common Stock to such number of shares as shall be sufficient for such purposes.

         4. EVENTS OF DEFAULT. If an Event of Default occurs and is continuing, then, at Holder's option, Holder may (subject to the terms of the Subordination Agreement) declare the entire principal amount outstanding hereunder, together with all accrued and unpaid interest thereon, immediately due and payable and pursue such remedies as are provided in the Loan Agreement. The rights, remedies, powers and privileges provided for herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         5. SUBORDINATION. Maker and Holder each acknowledges and agrees that the payment of the principal and interest (including, without limitation, post-petition interest, whether or not a claim for such post-petition interest is allowed in the related bankruptcy proceeding) hereunder and any and all other obligations and liabilities now or at any time or times hereafter owing by Maker or any subsidiary of Maker to Holder or any other person under or in respect of, and all of Holder's rights under or in respect of, this Note and any amendments, modifications, extensions, renewals, refinancings and replacements hereof (including, without limitation, obligations and liabilities in respect of expenses, costs, indemnities, conversions, redemptions and special contingent payments), together with any and all guaranties, collateral and other security, if any, for the payment thereof, are subordinated in all respects pursuant to, and are subject to, the terms of the Subordination Agreement.

         6. WAIVER AND AMENDMENT.     Any  provision  of this Note may be
amended, waived or modified, but only upon the written consent of Maker and Holder.

         7. TRANSFERS PROHIBITED WITHOUT CONSENT. Except for Permitted Transfers (as defined below), this Note shall not be transferable, negotiable or assignable otherwise than by the operation of law without the prior written consent of Maker, and any purported transfer, negotiation or assignment of this Note without the prior written consent of Maker shall be void and of no force or effect. The term "Permitted Transfers" shall mean transfers between Holder and its Subsidiaries.

         8. NOTICES. All notices, requests and other communications required or permitted under this Agreement (collectively, "notices") shall be in writing and sent or delivered in one of the manners expressly contemplated in this
Section 8. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:


                (a)  If to Maker:

                Eltrax Systems, Inc.
                400 Galleria Parkway, Suite 300
                Atlanta, Georgia 30339
                Attention:  Chief Executive Officer
                Telecopier No.:  (678) 589-3570

                with a required copy to:

                Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
                Suite 2400
                Detroit, Michigan  48226
                Attention:  William E. Sider, Esq.
                Telecopier No.:  (313) 961-8358

    (b)   If To Holder:

                Cereus Technology Partners, Inc.
                1000 Abernathy Road
                Suite 1000
                Atlanta, Georgia 30328
                Attention:  Chief Executive Officer
                Telecopier No.:  (770) 668-9095

      with a required copy to:

                Rogers & Hardin LLP
                229 Peachtree Street, N.E.
                2700 International Tower
                Atlanta, Georgia  30303
                Attn:  Steven E. Fox, Esq.
                Telecopier No.:  (404) 525-2224

         Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

         9. NO SHAREHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or, except as set forth in Section 2 hereof, to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of Maker or any other matters or any rights whatsoever as a shareholder of Maker; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the shares of Borrower Common Stock obtainable hereunder until, and only to the extent that, this Note shall have been converted as provided herein.

         10. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

         11. WAIVER. No waiver by Holder of any default shall be effective unless in writing, nor shall it operate as a waiver of any other default or of the same default on a future occasion. No delay or omission by Holder in exercising any of its rights, remedies, powers and privileges hereunder or at law and no course of dealing between Holder and Maker or any other person shall be deemed a waiver by Holder of any of such rights, remedies, powers and privileges even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Holder or the exercise of any other right, remedy, power or privilege by Holder. Maker waives demand, presentment, protest, notice of protest and notice of dishonor.

         12. ATTORNEYS' FEES. If this Note is placed in the hands of any attorney for collection, or if collected by suit or through any bankruptcy or other legal proceedings, Maker hereby agrees to pay all expenses incurred reasonably by the Holder of this Note, including reasonable attorneys' fees, all of which shall become a part of the principal hereof.

         13. SEVERABILITY. Each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         14. SUCCESSORS AND ASSIGNS. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns.


         15. GOVERNING LAW. This Note in all respects shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of laws. This Note may not be changed orally, but only by an instrument in writing executed by Maker and Holder.

                             [SIGNATURES NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned have caused this Non-Negotiable Subordinated Convertible Promissory Note to be executed and delivered by their respective duly authorized officers as of June 14, 2000.

                                 ELTRAX SYSTEMS, INC.


                                 By:
                                    -----------------------------------------
                                    Its:


                                 CEREUS TECHNOLOGY PARTNERS, INC.


                                 By:
                                    -----------------------------------------
                                    Its:
                                        -------------------------------------

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT



         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of June 14, 2000, by and between ELTRAX SYSTEMS, INC., a Minnesota corporation (the "Company"), and CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Investor have entered into that certain Bridge Loan and Security Agreement dated of even date herewith (the "Loan Agreement;" capitalized terms used but not specifically defined herein shall have the meanings ascribed to such terms in the Loan Agreement) providing, among other things, for the loan by the Investor of up to $2,000,000 in cash pursuant to the terms of the Bridge Loan Note which is attached as Exhibit A to the Loan Agreement and which, under certain circumstances, may be converted into shares the Company's common stock, par value $.01 per share (the "Common Stock");

         WHEREAS, the Loan Agreement further provides that, if that certain Agreement and Plan of Merger dated as of June 12, 2000 by and among the Company, Solemn Acquisition Corporation and the Investor, as the same may be amended (the "Merger Agreement") is terminated by the Investor under certain circumstances, the Company will deliver to the Investor warrants to purchase shares of the Common Stock pursuant to the terms and conditions of that certain Warrant Agreement which is attached as Exhibit D to the Loan Agreement;

         WHEREAS, the Company desires to grant to the Investor registration rights with respect to the shares of Common Stock into which the Bridge Loan Note may be converted and for which the Warrant Agreement may be exercised, and the Investor desires to receive such registration rights, all in accordance with the terms of this Agreement; and

         WHEREAS, this Agreement is the Registration Rights Agreement referred to in the Loan Agreement, and the execution and delivery of this Agreement by the Company and the Investor is a condition to the closing of the transactions contemplated by the Loan Agreement;


         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. REGISTRABLE STOCK. For purposes of this Agreement, the term "Registrable Stock" means all Common Stock into which the Bridge Loan Note has been converted and for which the Warrant Agreement has been exercised, and any Common Stock and other securities of the Company that may have been issued to the Investor pursuant to the provisions of Section 1.2 of the Bridge Loan Note and Sections 7 and 8 of the Warrant Agreement.

         2.   DEMAND AND FORM S-3 REGISTRATIONS.

              2A.  REQUEST FOR REGISTRATION.

                   (i) At any time and from time to time for the period (the "Demand Period") that is one (1) year after the later to occur of (x) the date that the Bridge Loan Note is converted, and (y) the date that the Warrant is exercised, the Investor may request an underwritten registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part (but not less than 100,000 shares) of its Registrable Stock (the "Demand Registration"), subject to the terms and conditions of this Agreement. Any request (a "Registration Request") for the Demand Registration shall specify the approximate number of shares of Registrable Stock requested to be registered (but not less than a majority of the total number of shares of Registrable Stock then outstanding).

                   (ii) Subject to subsection (i) above and paragraph 2F, the Investor will be entitled to request one (1) Demand Registration at any time during the Demand Period.

                   (iii) A registration will not count as the Demand Registration paid for by the Company (as provided in paragraph 5B) unless the Investor is able to register and sell at least 50% of the Registrable Stock requested to be included in such registration.

                   (iv) The Company will not include in any Demand Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the Investor. If the managing underwriter(s) of the offering to be effected pursuant to the Demand Registration advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Investor, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

              2B. REGISTRATIONS ON FORM S-3. The Company shall use commercially reasonable efforts to qualify for registration of its securities on Form S-3 or any comparable or successor form or forms ("Form S-3"). After the Company has so qualified, in addition to the rights set forth in paragraph 2A hereof, at any time and from time to time (but subject to the proviso in paragraph 2B(i) hereof) for the period that is one (1) year after the later to occur of (x) the date that the Bridge Loan Note is converted, and (y) the date that the Warrant Agreement is exercised, the Investor may make a Registration Request for registration of not less than 100,000 shares of the Registrable Stock on Form S-3 (the "S-3 Registration"). Such Registration Request shall be in writing and shall state the number of shares of Registrable Stock proposed to be disposed of and the intended method of distribution of such shares by the Investor.

                   (i) The Investor will be entitled to require the Company to file two (2) registration statements on Form S-3; provided, however, that the Investor may not require the Company to file a registration statement on Form S-3 more than once during any calendar year.

                   (ii) A registration will not count as the S-3 Registration paid for by the Company (as provided in paragraph 5B) unless the Investor is able to register and sell at least 50% of the Registrable Stock requested to be included in such registration.

                   (iii) The Company will not include in the S-3 Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the Investor. If the managing underwriter(s), if any, of the offering to be effected pursuant to an S-3 Registration advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Investor, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

              2C. SELECTION OF UNDERWRITER. The Investor or the holders of a majority of the then outstanding Registrable Stock proposed to be registered, as the case may be, will have the right to select the managing underwriter or underwriters to manage the offering, subject to the Company's approval, which will not be unreasonably withheld, provided that the managing underwriter or underwriters shall be the firm or firms that managed the Company's most recently completed underwritten public offering of Common Stock unless the Investor or the holders of a majority of the then outstanding Registrable Stock proposed to be registered, as the case may be, shall object to such firm or firms for reasons related to the ability of such firm or firms to effectively manage the offering, and the Company may consent to the selection of such other managing underwriter or underwriters in such event.

              2D.  DELAYED REGISTRATIONS. Notwithstanding anything in this
Section 2 to the contrary, the Company may delay any Demand Registration or S-3 Registration for a period of not more than sixty (60) days from the date a Registration Request is made upon certification by an executive officer of the Company that such registration might (i) materially interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (ii) involve initial or continuing disclosure obligations that would not be in the best interests of the Company and its shareholders.

              2F. TERMINATION OF REGISTRATION RIGHTS. The Investor's right to request a Demand Registration, S-3 Registration or Piggyback Registration (as hereinafter defined) shall terminate at such time as the Investor can sell all of the Registrable Stock in accordance with Rule 144(k) under the Securities Act.

         3.   PIGGYBACK REGISTRATIONS.

              3A. RIGHT TO PIGGYBACK. If the Company proposes to register any of its securities under the Securities Act (other than pursuant to the Demand Registration, an S-3 Registration, a registration on Form S-4, a registration solely in connection with an employee benefit or stock ownership plan or a shelf registration filed under Rule 415(a)(1)(viii) promulgated under the Securities Act) and the registration form to be used may be used for the registration of Registrable Stock, then the Company will give prompt written notice to the Investor of its intention to effect such a registration (the "Piggyback Registration"). Subject to subparagraphs 3B and 3C below, the Company will include in such registration all shares of Registrable Stock which the Investor requests the Company to include in such registration by written notice given to the Company within fifteen (15) days after the date of sending of the Company's notice, subject to the terms and provisions of this
Section 3.

              3B. PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, any Registrable Stock requested to be included in such registration, pro rata among the holders of such Registrable Stock on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

              3C. PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the Registrable Stock requested to be included in such registration pro rata among the holders of such Registrable Stock on the basis of the number of the Registrable Stock owned by each such holder; and (ii) second, securities other than Registrable Stock.

         4. REGISTRATION PROCEDURES. Whenever the Investor has requested that any Registrable Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of distribution thereof and will, as expeditiously as possible (subject to the terms hereof):

              (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto in connection with a Demand Registration or S-3 Registration, as the case may be, the Company will furnish to the counsel selected by the Investor copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

              (ii) prepare and file with the Securities and Exchange
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the reasonable time necessary to permit the Investor to complete the distribution described in such registration statement, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

              (iii) furnish to the Investor such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Stock owned by the Investor;

              (iv) use its best efforts to register or qualify such Registrable Stock under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Stock owned by the Investor, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

              (v) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any the Investor, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Investor, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

              (vi) use its best efforts to cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

              (vii) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

              (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Investor reasonably requests in order to expedite or facilitate the disposition of such Registrable Stock;

              (ix) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

              (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

              (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

              (xii) furnish to the Investor a copy, or upon request, a signed counterpart, addressed to the Investor (and the underwriters, if any) of
(a) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of closing under the underwriting agreement), and (b) a "comfort" letter, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the underwriter may reasonably request.

         5.   REGISTRATION EXPENSES.

              5A. DEFINITION. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing, messenger and delivery expenses, and fees and expenses of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions, which shall be paid by the selling stockholders out of the proceeds of the offering) and other Persons retained by the Company.

              5B. PAYMENT. The Company shall pay the Registration Expenses in connection with one (1) Demand Registration, or two (2) S-3 Registrations, and any and all Piggyback Registrations. In connection with each Demand Registration, the S-3 Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Stock covered by such registration for the reasonable fees and disbursements of one counsel chosen by the Investor.

         6.   INDEMNIFICATION.

              6A. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, the Investor, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's or an underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder or underwriter with a sufficient number of copies of the same, provided that the obligations of the Company hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor unless otherwise provided in the underwriting agreement.

              6B. INDEMNIFICATION BY HOLDERS. In connection with any registration statement in which the Investor is participating, the Investor will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Investor and stated to be specifically for use therein, provided that (i) the obligation to indemnify will be limited to the net amount of proceeds received by the Investor from the sale of Registrable Stock pursuant to such registration statement and (ii) the obligations of the Investor hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld).

              6C. NOTICE; DEFENSE OF CLAIMS. Any Person entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and such indemnifying party will, upon request of the indemnified party, assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who assumes the defense of a claim will not be obligated to pay the fees and expenses of separate counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of counsel to the indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnified party may retain its own counsel (which counsel will be reasonably satisfactory to the indemnifying party) and the fees and expenses of such counsel will be paid by the indemnifying party.

              6D.  CONTRIBUTION. If the indemnification provided for in this
Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation to contribute will be limited to the amount by which the net amount of proceeds received by the Investor from the sale of Registrable Stock exceeds the amount of losses, liabilities, damages, and expenses which the Investor has otherwise been required to pay by reason of such statements or omissions.

              6E. SURVIVAL. The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

         7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that the Investor shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding the Investor as are required by the underwriters.

         8.   MISCELLANEOUS.

              8A. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Stock in this Agreement.

              8B. ADJUSTMENTS AFFECTING REGISTRABLE STOCK. The Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the Investor to include the Registrable Stock in a registration undertaken pursuant to this Agreement.

              8C. NOTICES. All notices, requests and other communications required or permitted under this Agreement (collectively, "notices") shall be in writing and, sent or delivered in one of the manners expressly contemplated in this Section 8C. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:

                    (a)  If to the Company:

                    Eltrax Systems, Inc.
                    400 Galleria Parkway, Suite 300
                    Atlanta, Georgia 30339
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (678) 589-3570

                    with a required copy to:

                    Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
                    Suite 2400
                    Detroit, Michigan  48226
                    Attention:  William E. Sider, Esq.
                    Telecopier No.:  (313) 961-8358

     (b) If to the Investor:

                    Cereus Technology Partners, Inc.
                    1000 Abernathy Road
                    Suite 1000
                    Atlanta, Georgia 30328
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (770) 668-9095
     with a required copy to:

                    Rogers & Hardin LLP
                    229 Peachtree Street, N.E.
                    2700 International Tower
                    Atlanta, Georgia  30303
                    Attn:  Steven E. Fox, Esq.
                    Telecopier No.:  (404) 525-2224

              Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

              8D. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

              8E. AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no waiver, amendment, modification, termination or cancellation of this Agreement, or of any of the terms or conditions hereof, shall be effective unless made in writing signed by the Company and the Investor.

              8F. SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of the Investor hereunder, may be assigned by the Investor to any Person to which shares of Registrable Stock are transferred by the Investor, and such transferee shall be deemed the "Investor" and a holder of the Registrable Stock for purposes of this Agreement, provided that such transferee provides written notice of such assignment to the Company.

              8G. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

              8H. ENTIRE AGREEMENT. This Agreement, the Loan Documents and the Merger Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

              8I. HEADINGS. The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

              8J. GOVERNING LAW. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

              8K. FURTHER ASSURANCES. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

              8L. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. Copies (whether photostatic, facsimile or otherwise) of signatures to this Agreement shall be deemed to be originals and may be relied on to the same extent as the originals.

              8M. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. If at any time or from time to time after the date of this Agreement, the Company shall enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms and conditions of which are more favorable than the registration rights granted to the Investor, then the parties hereto agree that the terms and conditions of this Agreement shall be immediately amended, without any further or additional action or notice by the parties hereto, so as to give the Investor registration rights on terms and conditions no less favorable than the terms and conditions of the registration rights granted to such holder or prospective holder. The parties hereto further agree that no single amendment pursuant to this Section 8M will preclude further or additional amendments upon further or additional grants of registration rights by the Company.

              8N. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission that may permit sale of the Registrable Stock to the public without registration, the Company agrees to use its reasonable efforts to:

                   (i) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                   (ii) File with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any time after it has become subject to such reporting requirements.

                   (iii) So long as a holder owns any Registrable Stock, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder of Registrable Stock may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder of Registrable Stock to sell any such securities without registration.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, this Registration Rights Agreement has been executed and delivered by the duly authorized officers of the parties hereto as of June 14, 2000.

                              COMPANY:

                              ELTRAX SYSTEMS, INC.


                              By:
                                 -----------------------------------------------

                                  Its:
                                            ------------------------------------


                              INVESTOR:

                              CEREUS TECHNOLOGY PARTNERS, INC.


                              By:
                                 -----------------------------------------------

                                  Its:
                                      ------------------------------------------

                                                                   EXHIBIT C


                             SUBORDINATION AGREEMENT

         This SUBORDINATION AGREEMENT (this "Agreement") is made on June 14, 2000, by and among ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"); CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Junior Creditor"); and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent") for each of the lenders (the "Senior Creditors") now or hereafter parties to the Credit Agreement (as defined below)

                                    RECITALS:

         Agent, Senior Creditors, Eltrax and the other borrowers from time to time party thereto (such other borrowers and Eltrax, jointly and severally the "Borrowers") are parties to a certain Revolving Credit and Security Agreement dated March 14, 2000 (as at any time amended, the "Credit Agreement") pursuant to which Senior Creditors may from time to time make loans to Borrowers secured by all or substantially all of Borrowers' assets.

         Eltrax has entered into that certain Bridge Loan and Security Agreement dated as of June 14, 2000 with Junior Creditor (as at any time amended, the "Subordinated Loan Agreement"). Pursuant to the Subordinated Loan Agreement, Eltrax may borrow up to $2,000,000 from Junior Creditor, as evidenced by that certain Non-Negotiable Subordinated Convertible Promissory Note in the original principal amount of $2,000,000 executed by Eltrax in favor of Junior Creditor (as at any time amended, the "Subordinated Note"). Pursuant to the Subordinated Loan Agreement, Eltrax has granted to Junior Creditor a security interest and lien upon all or substantially all of Eltrax's assets as security for the payment of the Subordinated Note.

         A condition precedent to Agent's and Senior Creditors' consent to Eltrax's execution and delivery of the Subordinated Loan Agreement and the Subordinated Note and to any continuing obligation of Agent or any Senior Creditor to make any loans or other extensions of credit to Eltrax or any other Borrower under the Credit Agreement is the execution and delivery of this Agreement by Agent, Junior Creditor, Eltrax and the other Borrowers.

         The parties hereto desire to enter into this Agreement for the purposes set forth hereafter.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be bound hereby, agree as follows:

1. DEFINITIONS; RULES OF CONSTRUCTION.

                  (a) Capitalized terms used in this Agreement, unless otherwise defined, shall have the meanings ascribed to them in the Credit Agreement. In addition to such other terms as are elsewhere defined herein, the following terms shall have the following meanings for the purposes of this Agreement:

                  "Account" shall have the meaning given to the term "account" in the Code.

                  "Bankruptcy Case" shall mean any case hereafter commenced by or against Eltrax or any other Borrower under any chapter of the Bankruptcy Code.

                  "Bankruptcy Code" shall mean title 11 of the United States
         Code.

                  "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks are authorized or required to be closed under the laws of the State of Georgia.

                  "Chattel Paper" shall have the meaning given to the term "chattel paper" in the Code.

                  "Code" shall mean the Uniform Commercial Code, as in effect from time to time in the State of Georgia.

                  "Collateral" shall mean any property of any Borrower at any time subject to a Lien in favor of Agent, including all property included in the definition of "Collateral" in the Credit Agreement and in any of the other Senior Creditor Loan Documents, whether any of such property is acquired prior to, during the pendency of or after any Insolvency Proceeding.

                  "Document" shall have the meaning given to the term "document" in the Code.

                  "Enforcement Action" shall mean and include any remedy available to Agent or any Senior Creditor under any of the Senior Creditor Documents or applicable law to enforce collection of any of the Senior Creditor Obligations following the occurrence of any Event of Default, and any remedy available to Junior Creditor under any of the Junior Creditor Documents or applicable law to enforce collection of any the Junior Creditor Obligations following the occurrence of any Event of Default, including, in each case, (a) the commencement of any action, suit or other proceeding against Eltrax or any other Borrower to enforce payment of any of the Senior Creditor Obligations or Junior Creditor Obligations or to repossess or otherwise to realize upon any of the Collateral; (b) any notification by a party to any account debtor on any Account to remit payments with respect to such Account to the notifying party; and (c) any involuntary petition for relief against Eltrax or any other Borrower under the Bankruptcy Code or other petition or suit for the appointment of a receiver or other custodian for Eltrax or any other Borrower or any of Eltrax's or such other Borrower's assets.

                  "Equipment" shall have the meaning given to the term "equipment" in the Code and shall include all accessions and additions to, substitutions for and replacements of any such equipment; all parts, tools, accessories and fittings thereto or therefor; and all proceeds and products of the foregoing items, including proceeds of insurance policies covering any of the foregoing described property of Eltrax or any other Borrower.

                  "Event of Default" shall mean an event or condition that constitutes a default or an event of default under the Senior Credit Documents or the Junior Creditor Documents.

                  "General Intangibles" shall have the meaning given to the term "general intangibles" in the Code and shall include all tax refund claims, patents, patent applications, copyrights, trademarks, tradenames, trade secrets, service marks and choses in action.

                  "Instrument" shall have the meaning given to the term "instrument" in the Code.

                  "Inventory" shall have the meaning given to the term "inventory" in the Code.

                  "Junior Creditor Documents" shall mean and include the Subordinated Loan Agreement, the Subordinated Note and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Junior Creditor Obligations.

                  "Junior Creditor Obligations" shall mean and include all liabilities and obligations of Eltrax to Junior Creditor under the Junior Creditor Documents, whether now or hereafter created, incurred or arising, and however made or incurred, and whether direct or indirect, absolute or contingent, due or to become due, joint or several, or secured or unsecured, including (i) all principal and interest (whether cash or pay in kind), (ii) all fees, charges, expenses, attorneys' fees, commitment or other fees, indemnity amounts, collection costs and other amounts owing by Eltrax to Junior Creditor under any of the Junior Creditor Documents or otherwise and (iii) any debt otherwise payable to Junior Creditor as a result of a conversion of interest to warrants, options, stock or other equity.

                  "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person, whether such interest is based on common law, statute, contract, judgment or court order. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

                  "Person" shall mean any natural person, sole proprietorship, corporation, partnership, limited liability company, joint venture, business trust, other business entity, or any governmental unit, agency, bureau or political subdivision.

                  "Plan" shall mean a plan proposed in any Bankruptcy Case for the reorganization or rehabilitation of Eltrax, a composition or extension of any of Eltrax's debts or a liquidation in whole or in part of Eltrax's assets.

                  "Reorganization Securities" shall mean and include (a) shares of common stock (or other equity securities) of Eltrax and (b) debt securities of Eltrax, the payment of which is subordinated to the full and final payment of all Senior Creditor Obligations at the time outstanding and to the payment of all debt securities issued in exchange therefor to Agent or any Senior Creditor, which shares or other equity or debt securities have been provided for by a Plan that has been approved by final order of a court and that has been accepted by Senior Creditors.

                  "Senior Creditor Documents" shall mean and include the Credit Agreement and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Senior Creditor Obligations.

                  "Senior Creditor Obligations" shall mean and include all liabilities and obligations of Eltrax and the other Borrowers to Agent and Senior Creditors, whether now or hereafter created, incurred or arising, and whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, or joint or several, including (i) all Advances at any time made and all other Obligations now or hereafter existing under or with respect to any of the Senior Creditor Loan Documents, (ii) any and all loans made or other credit extended by any Senior Creditor to Eltrax and the other Borrowers during the pendency of any Bankruptcy Case, (iii) all interest at any time accrued with respect to any of the foregoing (including any interest that accrues during the pendency of any Bankruptcy Case, whether or not any Senior Creditor is authorized under the Bankruptcy Code to collect such interest from Eltrax or any other Borrower), and
         (iv) all Enforcement Expenses which Eltrax or any other Borrower is now or hereafter becomes liable to pay to Agent or any Senior Creditor under any agreement or by Applicable Law.

                  (b) All references to any instrument or agreement, including any of the Junior Creditor Documents or the Senior Creditor Documents, shall mean and include all amendments and modifications thereto and renewals, restatements and replacements thereof; all references to any statute shall mean and include all amendments thereto and all regulations issued pursuant thereto; and the words "including" and "include" shall mean "including, without limitation" and "include, without limitation."

2. CONSENTS TO LIENS. Senior Creditor hereby consents to Eltrax's grant of Liens in the Collateral to Junior Creditor as security for the Junior Creditor Obligations and agrees that the existence of any such Liens (other than any Lien that may hereafter arise from any judgment obtained against Eltrax or any other Borrower) shall not constitute an Event of Default under any of the Senior Creditor Documents. Junior Creditor hereby acknowledges Eltrax's (and each other Borrower's) grant of Liens in the Collateral to Agent as security for the Senior Creditor Obligations and agrees that the existence of any such Liens shall not constitute an Event of Default under any of the Junior Creditor Documents.

3. PRIORITY OF LIENS.

                  (a) Junior Creditor and Agent agree at all times, whether before, after or during the pendency of any Bankruptcy Case or other insolvency proceeding and notwithstanding the priorities which would ordinarily result from the order of granting or perfection of any Liens, the order of filing or recording of any financing statements, or the priorities that would otherwise apply under applicable law, that (i) Agent's Liens in the Collateral shall constitute first priority Liens in such property to secure the Senior Creditor Obligations and shall be superior to any Lien or other interest of Junior Creditor in the same property arising pursuant to the Junior Creditor Documents, by operation of law or otherwise; and (ii) any Lien or other interest at any time acquired by Junior Creditor in any of the Collateral shall be subordinate to the Liens of Agent therein.

                  (b) If for any reason any Lien granted or conveyed by Eltrax or any other Borrower to Agent pursuant to the Senior Creditor Documents or otherwise is set aside or otherwise declared ineffective, in whole or in part, by any court of competent jurisdiction, and if as a consequence thereof Junior Creditor becomes entitled to receive any proceeds from any of the Collateral or on account of such Junior Creditor's Lien in any of the Collateral, then any such payments or proceeds received by such Junior Creditor shall be used by it to purchase a junior participation in the Senior Creditor Obligations pursuant to a junior participation agreement in form and content satisfactory to Agent but in all events providing that Agent's retained interest in the Senior Creditor Obligations (including both principal and interest) and all costs and expenses incurred by Senior Creditor (including attorneys' fees) in attempting to collect the Senior Creditor Obligations or to realize upon any of the Collateral shall be paid in full before such Junior Creditor shall be entitled to any payment on account of its junior participation and such Junior Creditor's junior participation will be without recourse of any kind to Agent except for Agent's gross negligence or willful misconduct after the date of such Junior Creditor's purchase of such junior participation.

                  (c) In no event shall Junior Creditor institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of Agent in any of the Collateral is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person. In no event shall Agent or any Senior Creditor institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of Junior Creditor in any of the Collateral is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person other than Agent under the terms hereof.

                  (d) If, at any time, Agent shall subordinate in whole or in part its Lien upon any of the Collateral to or in favor of any other Person, the priority of Agent's Lien in the Collateral vis-a-vis Junior Creditor shall not be affected thereby, and Agent's Lien shall continue to be superior to Junior Creditor's Lien in the Collateral as provided in paragraph 3(a) of this Agreement.

4. DEBT SUBORDINATION/PERMITTED PAYMENTS.

                  (a) Subject to the provisions of paragraph 4(c) and 4(d) hereof relating to payments on the Junior Creditor Obligations that are permitted to be made to the extent and under the circumstances set forth in paragraphs 4(c) and 4(d), Junior Creditor hereby postpones and subordinates all of the Junior Creditor Obligations to the full and final payment and discharge of all of the Senior Creditor Obligations.

                  (b) In the event of any distribution (other than a distribution of Reorganization Securities), division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Eltrax or any other Borrower or the proceeds thereof to Junior Creditor or upon any indebtedness of Eltrax or any other Borrower, by reason of the liquidation, dissolution or other winding up of Eltrax or such Borrower or Eltrax's or such Borrower's business, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditor, or any proceeding by or against Eltrax or any other Borrower for any relief under the Bankruptcy Code or other insolvency law relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, whether in cash, securities or other property (excluding Reorganization Securities), which shall be payable or deliverable upon or with respect to any of the Junior Creditor Obligations shall be paid or delivered directly to Agent for application to the Senior Creditor Obligations (whether or not the same is then due) until all of the Senior Creditor Obligations has been fully paid and discharged. The Subordinated Note shall at all times bear a conspicuous legend that the Junior Creditor Obligations evidenced thereby are subordinated to the Senior Creditor Obligations pursuant to this Agreement. Eltrax's and Junior Creditor's books shall be marked to evidence the subordination of all of the Junior Creditor Obligations to the Senior Creditor Obligations. Agent is authorized to examine such books from time to time and to make any notations required by this Agreement. The provisions of this paragraph 4 shall remain effective and binding upon Junior Creditor, to the full extent of the Senior

Creditor Obligations, even if any of the Senior Creditor Obligations is avoided, equitably subordinated or nullified in any Bankruptcy Case of Eltrax or any other Borrower.

                  (c) Eltrax may pay to Junior Creditor, and Junior Creditor may accept and retain, the regularly scheduled installment of interest due and owing to Junior Creditor from Eltrax on September 30, 2000 under the Subordinated Loan Agreement and Subordinated Note in accordance with their present tenor, but without prepayment, whether mandatory or optional, or payment upon acceleration.

                  (d) For so long as (i) no Event of Default exists under any of the Senior Creditor Documents or would exist as a result of any payment on account of the Subordinated Note and (ii) Undrawn Availability at the time of and after giving effect to any payment on account of the Subordinated Note is not less than the amount required by Section 6.10 of the Credit Agreement, and except as otherwise provided in paragraph 4(b) hereof, Eltrax may pay to Junior Creditor, and Junior Creditor may accept and retain, any regularly scheduled installments of interest due and owing to Junior Creditor from Eltrax under the Subordinated Loan Agreement and Subordinated Note in accordance with their present tenor, but without prepayment, whether mandatory or optional, or payment upon acceleration. If an Event of Default under any of the Senior Creditor Documents exists or would result from the making of any payment under the Subordinated Loan Agreement or the Subordinated Note, Eltrax shall not be permitted to make, and Junior Creditor shall be entitled to accept or retain, any payments on the Subordinated Note. In no event shall Senior Creditors' continuing to honor any requests of Eltrax or any other Borrower for Advances under the Credit Agreement after the occurrence or existence of any Event of Default under the Senior Creditor Documents be deemed a waiver thereof, unless such Event of Default is expressly waived in writing by Senior Creditors.

5. WARRANTIES AND REPRESENTATIONS OF ELTRAX AND JUNIOR CREDITOR. Eltrax and Junior Creditor each hereby represents and warrants (severally and not jointly) that: (i) it has not relied nor will it rely on any representation or information of any nature made by or received from Agent or any Senior Creditor relative to Eltrax or any other Borrower in deciding to execute this Agreement;
(ii) no part of the Junior Creditor Obligations is evidenced by any instrument or writing except the Subordinated Loan Agreement and Subordinated Note and the other documents contemplated therein; (iii) Junior Creditor is the lawful owner of the Junior Creditor Obligations; (iv) Junior Creditor has not heretofore assigned or transferred any of the Junior Creditor Obligations, any interest therein or any Collateral or security pertaining thereto; and (v) Junior Creditor has not heretofore given any subordination in respect of the Junior Creditor Obligations.

6. NEGATIVE COVENANTS. For so long as this Agreement is in effect: (i) neither Eltrax nor any other Borrower shall, directly or indirectly, make any payment (other than a payment permitted by paragraph 4 hereof) on account of the Junior Creditor Obligations; (ii) Junior Creditor shall not demand, collect or accept from Eltrax or any other Person, including any other Borrower, any payment (other than a payment permitted by paragraph 4 hereof) on account of the Junior Creditor Obligations or any part thereof, or accelerate the maturity of any of the Junior Creditor Obligations or realize upon or enforce any security heretofore granted by any Person, including any other Borrower, as collateral for any of the Junior Creditor Obligations; (iii) Junior Creditor shall not exchange, set off, release, convert to equity or otherwise discharge any part of the Junior Creditor Obligations, except as contemplated by the Junior Creditor Documents as in existence on the date hereof; (iv) Junior Creditor shall not hereafter give any subordination in respect of the Junior Creditor Obligations or transfer or assign any of the Junior Creditor Obligations to any Person other than Agent unless the transferee or assignee thereof first agrees in writing with Agent to be bound by the terms of this Agreement; (v) no Borrower shall hereafter issue any instrument, security or other writing evidencing any part of the Junior Creditor Obligations, and Junior Creditor will not receive any such writing, except upon the prior written approval of Agent or at the request of and in the manner requested by Agent;
(vi) Eltrax and Junior Creditor shall not amend, alter or modify any provision of the Subordinated Loan Agreement or the Subordinated Note without the prior written consent of Agent (other than to reduce the rate of interest or extend the time for payment); (vii) Junior Creditor shall not commence or join with any other creditor of Eltrax or any other Borrower in commencing any Bankruptcy Case or reorganization, receivership or insolvency proceeding against Eltrax or any other Borrower; and (viii) none of Eltrax, any other Borrower or Junior Creditor otherwise shall take or permit any action prejudicial to or inconsistent with Agent's priority position over Junior Creditor that is created by this Agreement.

7. STANDBY AS TO CERTAIN ACTIONS. Junior Creditor agrees that it will not ask for, demand, sue for, take, receive, or repossess any of the Collateral from Eltrax or any other Borrower by setoff or in any other manner, or otherwise take any Enforcement Action to collect any of the Junior Creditor Obligations or to realize upon the whole or any part of the Collateral, whether by judicial action or under power of sale, by self-help repossession or otherwise, unless and until all of the Senior Creditor Obligations have been paid finally and in full. If Junior Creditor, in violation hereof, initiates any Enforcement Action against Eltrax or any other Borrower or any of the Collateral, Eltrax or such other Borrower may interpose this Agreement as a complete defense, and Agent may intervene and interpose this Agreement as a defense in Agent's name or in the name of Eltrax or such other Borrower.

8. SENIOR CREDITOR'S RIGHTS EXCLUSIVE. Agent shall have the exclusive right to collect, foreclose upon, sell, transfer, liquidate or otherwise dispose of the Collateral as provided in the Senior Creditor Documents or by applicable law, in the manner deemed appropriate by Agent, without regard to any Liens of Junior Creditor therein, and Junior Creditor will not hinder Agent's actions in enforcing its remedies or taking any Enforcement Action with respect to the Collateral; provided, however, that after payment in full of all Senior Creditor Obligations, Agent shall deliver to Junior Creditor (unless otherwise restricted by law or by any order issued by a court in the proper exercise of its jurisdiction and subject in all events to Agent's receipt of an indemnification from Junior Creditor of all liabilities arising from such delivery) for application to the Junior Creditor Obligations any proceeds remaining from the sale or other disposition of the Collateral. To the fullest extent permitted by applicable law, Junior Creditor waives any requirement on the part of Agent to conduct any sale or other disposition of any of the Collateral in a commercially reasonable manner, and Agent shall be fully authorized to sell or otherwise dispose of any or all of the Collateral in the manner deemed appropriate by Agent, including by the exercise of any right Agent may have to accept any or all of the Collateral in total or partial satisfaction of any of the Senior Creditor Obligations in accordance with the Code or otherwise.

9. RECEIPT OF MONIES BY JUNIOR CREDITOR. Junior Creditor agrees that should it receive at any time prior to payment in full of all Senior Creditor Obligations any payment, distribution or security (other than Reorganization Securities) from Eltrax or any other Borrower in violation of this Agreement or any money from the sale, liquidation, casualty or other disposition of, or as a result of Junior Creditor's Lien in any of the Collateral, it will (unless otherwise restricted by law) hold the same in trust for Agent and promptly pay over the same to Agent for application to the Senior Creditor Obligations (unless otherwise restricted by law or by any order issued by a court in the proper exercise of its jurisdiction).

10. AGREEMENT ON CERTAIN BANKRUPTCY MATTERS.

                  (a) Without impairing, abrogating or in any way affecting Agent's rights hereunder, including the relative priorities established by paragraph 3 hereof, Agent may during any Bankruptcy Case give or withhold its consent to Eltrax's, any other Borrower's or any bankruptcy trustee's use of any Collateral (including cash proceeds of any Collateral) or may provide financing or otherwise extend credit to Eltrax, any other Borrower or any bankruptcy trustee secured by a Lien upon any or all of the Collateral whether created, acquired or arising prior to or after the commencement of any such Bankruptcy Case, and by its execution of this Agreement Junior Creditor shall be deemed to have consented to Eltrax's, any other Borrower's or any bankruptcy trustee's use of Collateral if and to the extent consented to by Agent and to any financing proposed to be provided by Senior Creditors to any Borrower or any bankruptcy trustee during the pendency of any such Bankruptcy Case. Any Lien at any time granted to or otherwise acquired by Junior Creditor in any of the Collateral, whether such Collateral is created, acquired or arises prior to or after the commencement of any such Bankruptcy Case, shall be subject to all of the terms of this Agreement and shall be subordinate in priority to all Liens granted to or otherwise obtained by Agent with respect to any such Collateral, including Liens granted to or conferred upon Agent or any Senior Creditors to secure financings in any such Bankruptcy Case.

                  (b) If Agent consents to the sale of any of the Collateral during any Bankruptcy Case (whether such sale is to be made pursuant to 11 U.S.C. ss. 363, pursuant to a plan of reorganization or otherwise), then Junior Creditor shall be deemed to have consented to any such sale and shall, if requested to do so by Agent in connection with any such sale Junior Creditor shall promptly execute and deliver to Agent a release of Junior Creditor's Liens with respect to the Collateral to be sold.

                  (c) If, in or as a result of any Bankruptcy Case, Agent returns, refunds or repays to Eltrax, any other Borrower or any trustee or committee appointed in the Bankruptcy Case any payment or proceeds of any Collateral in connection with any action, suit or proceeding alleging that Agent's receipt of such payments or proceeds was a transfer voidable under state or federal law, then Agent shall not be deemed ever to have received such proceeds for purposes of this Agreement in determining whether and when all of the Senior Creditor Obligations have been paid in full.

                  (d) If Junior Creditor has any claim against Eltrax or any other Borrower in any Bankruptcy Case, assignment for the benefit of Junior Creditor, receivership proceedings, dissolution proceedings or similar proceedings, Junior Creditor hereby makes, constitutes and appoint Agent as Junior Creditor's attorney-in-fact and authorizes Agent to file, in the name of Junior Creditor, such claim on behalf of Junior Creditor and any sums received by Agent in connection with such claim shall be applied to the Senior Creditor Obligations to the extent thereof. Agent shall remit to Junior Creditor any funds remaining after those sums have been so applied, to the extent permitted by applicable laws or the proceedings governing any such bankruptcy.

11. SUBROGATION. Provided that the Senior Creditor Obligations have been indefeasibly paid and discharged and the Senior Creditor Documents have been terminated, Junior Creditor shall be subrogated (without any representation by or recourse to any Senior Creditor) to the rights of Senior Creditors to receive payments or distributions of cash, property or securities payable or distributable on account of the Senior Creditor Obligations, to the extent of all payments and distributions paid over to or for the benefit of Senior Creditors pursuant to this Agreement on account of the Junior Creditor Obligations. In no event, however, shall Junior Creditor have any rights or claims against any Senior Creditor for any alleged impairment of Junior Creditor's subrogation rights,

Junior Creditor acknowledging that any actions taken by any Senior Creditor with respect to the Senior Creditor Obligations or the Collateral are authorized and consented to by Junior Creditor.

12. AGREEMENT TO RELEASE LIENS. Junior Creditor agrees that it will (if requested to do so by Agent after and during the continuance of an Event of Default under the Senior Creditor Documents) release its Liens, if any, in any Collateral in connection with and in order to facilitate any orderly liquidation sale of such Collateral by Eltrax or any other Borrower or any bankruptcy trustee or receiver for any Borrower, and promptly upon the request of Agent, it will execute and deliver such documents, instruments and agreements as are necessary to effectuate such release and to evidence such release in the appropriate public records. Notwithstanding the foregoing, the Lien, if any, granted to Junior Creditor shall, subject to all of the provisions of this Agreement, continue in the proceeds of any such Collateral if such proceeds are not applied to the Senior Creditor Obligations in accordance with the terms of the Senior Creditor Documents.

13. WAIVER OF MARSHALING; APPLICATION OF PAYMENTS AND PROCEEDS. Junior Creditor hereby waives any right to require Agent or any Senior Creditor to marshall any security or collateral or otherwise to compel Agent or any Senior Creditor to seek recourse against or satisfaction of the indebtedness to it from one source before seeking recourse or satisfaction from another source. Agent shall be authorized to apply any and all payments, collections and proceeds of Collateral received by it to such portion of the Senior Creditor Obligations as Agent may lawfully elect consistent with the provisions of the Senior Creditor Documents.

14. PROVISIONS CONCERNING INSURANCE. Proceeds of the Collateral include insurance proceeds, and therefore the priorities set forth in paragraph 3 hereof govern the ultimate disposition of casualty insurance proceeds. Agent shall have the sole and exclusive right, as against Junior Creditor, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Collateral. All proceeds of such insurance shall inure to Agent to the extent of the Senior Creditor Obligations, and Junior Creditor shall cooperate (if necessary), at Agent's expense, in a reasonable manner in effecting the payment of insurance proceeds to Agent. Agent shall have the right (as set forth in the Senior Creditor Documents) to determine whether such proceeds will be applied to its claim or used to rebuild, replace or repair the affected Collateral. If such proceeds are applied to Senior Creditor Obligations, any proceeds remaining after payment of Senior Creditor Obligations and all expenses of collection shall be promptly remitted to Junior Creditor for application to the Junior Creditor Obligations or to Eltrax, as applicable.

15. NOTICES. All notices, requests and demands to or upon a party hereto shall be in writing and shall be delivered by hand, sent by certified or registered mail, return receipt requested or by telecopier and shall be deemed to have been validly served, given or delivered when delivered against receipt or three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of telecopy notice, when received at the office of the noticed party, in each case addressed as follows:

         (A)      If to Agent:              PNC Bank, National Association, as
                                            Agent Two Tower Center Boulevard
                                            East Brunswick, New Jersey 08816
                                            Attention: Arthur Lippens
                                            Telecopier: (732) 220-4393
                  with a copy to:           Parker, Hudson, Rainer & Dobbs LLP
                                            1500 Marquis Two Tower
                                            285 Peachtree Center Avenue, N.E.
                                            Atlanta, Georgia 30303
                                            Attention: C. Edward Dobbs, Esq.
                                            Telecopier:  (404) 522-8409

         (B)      If to Junior Creditor:    Cereus Technology Partners, Inc.
                                            1000 Abernathy Road
                                            Suite 1000
                                            Atlanta, Georgia 30328
                                            Attention: Chief  Executive Officer
                                            Telecopier No.:  (770) 668-9095

                  with a copy to:           Rogers & Hardin LLP
                                            229 Peachtree Street
                                            2700 International Tower
                                            Atlanta, Georgia 30303
                                            Attention:  Steven E. Fox, Esq.
                                            Telecopier No.:  (404) 525-2224

         (C)      If to Eltrax or any
                  other Borrower:   Eltrax Systems, Inc.
                                            900 Circle 75 Parkway, Suite 1700
                                            Atlanta, Georgia 30339 Attention:
                                            Chief Financial Officer Telecopier:
                                            (770) 284-2613

                  with a copy to:           Jaffe, Raitt, Heuer & Weiss, P.C.
                                            One Woodward Avenue, Suite 2400
                                            Detroit, Michigan 48226 Attention:
                                            William E. Sider, Esq. Telecopier:
                                            (313) 961-8358

or to such other address as each party may designate for itself by like notice given in accordance with this paragraph. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party. Junior Creditor hereby agrees that any requirement for the giving of notice by Agent under the Code or otherwise in connection with any exercise by Agent of any of its rights or remedies with respect to the Collateral shall be satisfied by the giving of written notice at least five (5) days prior to the date on which such rights or remedies are to be exercised by Agent, provided that nothing herein shall be deemed to require the giving of any such notice when such notice is not required by applicable law.

16. AUTHORITY. Agent hereby represents and warrants to Junior Creditor and Eltrax that Agent has the right power and authority to execute this Agreement on behalf of itself and each Senior Creditor and that upon the execution of this Agreement by Agent, Agent and each Senior Creditor will be bound by the terms hereof. Junior Creditor hereby represents and warrants to Agent, that Junior Creditor has the right power and authority to execute this Agreement on behalf of itself and each Junior

Creditor and that upon the execution of this Agreement by Junior Creditor, Junior Creditor will be bound by the terms hereof.

17. NO DUTIES IMPOSED UPON SENIOR CREDITOR. The rights granted to Agent in this Agreement are solely for its protection and nothing herein contained imposes on Agent any duties with respect to any of the Collateral. Agent has no duty to preserve rights against prior parties on any instrument or chattel paper received from Eltrax or any other Borrower as collateral security for any of the Senior Creditor Obligations.

18. SPECIFIC ENFORCEMENT. If Junior Creditor fails to comply with any provision of this Agreement that is applicable to it, Agent may demand specific performance of this Agreement and may exercise any other remedy available at law or equity.

19. ADDITIONAL CREDIT EXTENSIONS. Junior Creditor acknowledges, understands and agrees that Senior Creditors may make Advances to Eltrax and the other Borrowers from time to time, pursuant to the Senior Creditor Documents or otherwise, and all such Advances shall constitute part of the Senior Creditor Obligations and shall be secured by all of the Collateral, and nothing herein shall restrict in any manner or in any way the right of any Borrower to obtain additional credit from Senior Creditors or the right of any Senior Creditors to make available such additional credit to any Borrower as Senior Creditors in their sole discretion may elect.

20. INDEMNITY. Junior Creditor agrees to indemnify, defend and hold Agent and each Senior Creditor harmless from and against any loss, damage, cost, claim or expense, including court costs and attorneys' fees, incurred or sustained by Agent or any Senior Creditor in connection with any remittances of proceeds of any Collateral made pursuant to the terms hereof from Agent to Junior Creditor, to the extent that such remittance of proceeds subsequently is determined by a court of competent jurisdiction to have been prohibited by applicable law, avoidable under any insolvency law (including the Bankruptcy Code), or in violation of the rights of any other creditor of any Borrower when made. The foregoing indemnity shall survive any termination of this Agreement.

21. INDEPENDENT CREDIT INVESTIGATIONS. None of the parties hereto nor any of their respective directors, officers, agents, employees, successors or assigns shall be responsible to the others or to any other Person for any Borrower's solvency, financial condition or ability to repay any of the Junior Creditor Obligations or any of the Senior Creditor Obligations, or for statements of any Borrower, oral or written, or for the validity, sufficiency or enforceability of any of the Junior Creditor Documents or any of the Senior Creditor Documents, or the validity or priority of any Liens granted by any Borrower to either party in connection with any of the Junior Creditor Documents or any of the Senior Creditor Documents. Each party hereto has entered into its agreements with Eltrax and the other Borrowers based upon its own independent investigation, and makes no warranty or representation to the other party nor does it rely upon any representation of the other party with respect to matters identified or referred to in this paragraph.

22. NO ADDITIONAL RIGHTS OF BORROWERS HEREUNDER. Nothing herein shall be construed to confer additional rights upon Eltrax or any other Borrower. Without limiting the generality of the foregoing, if any party hereto shall enforce its rights or remedies in violation of this Agreement, no Borrower shall be authorized to use such violation as a defense to any right or remedy exercised by such party, nor assert such violation as a counterclaim or basis of setoff or recoupment against such party, unless the other party hereto consents in writing and itself asserts that the exercise of right or remedy is in violation of this Agreement.

23. TERM OF AGREEMENT. This Agreement shall continue in full force and effect and shall be irrevocable by any party hereto until the earliest to occur of the following: (i) the parties hereto in writing mutually agree to terminate this Agreement; (ii) the Junior Creditor Obligations are fully paid and discharged and the Junior Creditor Documents are terminated; or (iii) the Senior Creditor Obligations are fully paid and discharged and the Senior Creditor Documents are terminated.

24. GOVERNING LAW. This Agreement shall be interpreted, and the rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of Georgia.

25. NO THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any Person other than the parties hereto.

26. CONFLICT WITH DOCUMENTS. The provisions of this Agreement are intended by the parties to control any conflicting provisions in the Senior Creditor Documents or the Junior Creditor Documents, including any covenants prohibiting further borrowing or encumbrances of Collateral.

27. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

28. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In no event, however, shall either party hereto transfer or assign any Lien that it may have in any of the Collateral to any Person unless the transferee or assignee thereof shall first agree in writing to be bound by the terms of this Agreement the same as if an original signatory hereto. Notwithstanding the immediately preceding sentence, any Person(s) whose loans or advances to any Borrowers hereafter are used to refinance and pay in full the Senior Creditor Obligations shall be deemed for all purposes hereof to be the successor to Agent and Senior Creditors, and from and after the date of any such refinancing in satisfaction in full of the Senior Creditor Obligations such Person(s) shall be deemed a party hereto in the place and stead of Agent and Senior Creditors as if such Person(s) had been the original signatories hereto, and all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by Eltrax and any other Borrowers to such successor to Agent and Senior Creditors, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, then existing or thereafter arising, including any renewals, extensions, modifications, or replacements of any of the foregoing, shall be deemed for all purposes hereunder to constitute and be Senior Creditor Obligations.

29. FURTHER ASSURANCES. Each of the parties hereto agrees to execute such amendments to financing statements and other documents as may be necessary to reflect of record the existence of this Agreement and the relative priorities established pursuant to paragraph 3 hereof.

30. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

31. ENTIRE AGREEMENT; AMENDMENTS. This Agreement expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of the parties regarding the same subject matter. This Agreement may not be amended or modified except by a writing signed by the parties hereto.

32. JURY TRIAL WAIVER. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        PNC BANK, NATIONAL
                                   ASSOCIATION, as Agent ("Agent")




                                   By:
                                      ---------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                          -----------------------------------




                                   ELTRAX SYSTEMS, INC.
Attest:                                ("Eltrax")


                                   By:
-------------------------             ---------------------------------------
              , Secretary            Name:
-------------                             -----------------------------------
                                     Title:
                                          -----------------------------------

         [CORPORATE SEAL]

                                  CEREUS TECHNOLOGY
                                  PARTNERS, INC.

                                       ("Junior Creditor")


                                  By:
                                     ---------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                         -----------------------------------



                                               [CORPORATE SEAL]

Acknowledged and agreed to this ____
day of June, 2000

ATTEST:                            ELTRAX TECHNOLOGY SERVICES
                                   GROUP, INC.




                                  By:
------------------------             ---------------------------------------
             , Secretary            Name:
------------                             -----------------------------------
                                    Title:
                                         -----------------------------------

        [CORPORATE SEAL]

ATTEST:                            ELTRAX ASP GROUP, LLC


                                  By:
------------------------             ---------------------------------------
             , Secretary            Name:
------------                             -----------------------------------
                                    Title:
                                         -----------------------------------

        [CORPORATE SEAL]



ATTEST:                            SQUIRREL SYSTEMS, INC.


                                  By:
------------------------             ---------------------------------------
             , Secretary            Name:
------------                             -----------------------------------
                                    Title:
                                         -----------------------------------

        [CORPORATE SEAL]

                                                                       EXHIBIT D


                                WARRANT AGREEMENT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, NOR ANY INTEREST OR PARTICIPATION THEREIN, MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF UNLESS (I) REGISTERED UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND IN FULL COMPLIANCE WITH THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, (II) PURSUANT TO RULE 144 UNDER SUCH ACT OR (III) UNLESS ELTRAX SYSTEMS, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES, REASONABLY SATISFACTORY TO ELTRAX SYSTEMS, INC., STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER MANNER OF TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES OR BLUE SKY LAW.

                              ELTRAX SYSTEMS, INC.

                            Warrant for the Purchase
                            of Shares of Common Stock

________________________, 20___                              ____________ Shares


              FOR VALUE RECEIVED, ELTRAX SYSTEMS, INC., a Minnesota corporation (the "Company"), hereby certifies that CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the Exercise Period (as hereinafter defined) the number of fully paid and nonassessable shares of Borrower Common Stock, as defined in the Loan Agreement (as hereinafter defined), as determined pursuant to Section 9.1 of the Loan Agreement and set forth above, at the applicable Exercise Price (as hereinafter defined).

              All capitalized terms used herein shall have the meanings ascribed to such terms in that certain Bridge Loan and Security Agreement by and between the Company (as Borrower thereunder) and Holder (as Lender thereunder) dated June 14, 2000, as the same may be amended (the "Loan Agreement"), except to the extent that such capitalized terms are otherwise defined or limited herein.

              The number and character of shares of Borrower Common Stock or other securities to be received upon exercise of this Warrant are subject to adjustment in accordance with the provisions of Sections 6 and 7 hereof.

              For purposes of this Warrant, "Warrant Shares" means the shares of the Borrower Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise, all references to the Borrower Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to Sections 6 and 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

              Section 1. Exercise of Warrant. This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Business Day, then on the next succeeding Business Day, by presentation and surrender hereof to the Company at the address set forth in
Section 15 hereof (or at such other address as the Company may hereafter notify the Holder in writing), with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the aggregate applicable Exercise Price in lawful money of the United States of America in the form of a certified or cashier's check to the order of Eltrax Systems, Inc. or by wire transfer of same day funds, for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant of like form evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with the aggregate applicable Exercise Price (as hereinafter defined) for the number of Warrant Shares specified in such Purchase Form, at such office, the Company shall issue and deliver to the Holder, in the name of the Holder, a certificate or certificates for the Warrant Shares. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of such Warrant Shares as of the date of the surrender of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering a part of the Warrant having an aggregate Spread equal to the aggregate Exercise Price of the portion of the Warrant being exercised. With respect to the Warrant, "Spread" means the Current Market Value (as hereinafter defined) of the Warrant Shares issuable upon exercise of such portion of the Warrant less the Exercise Price of such part of the Warrant, in each case as adjusted as provided herein.

              Section 2. Exercise Period and Exercise Price.


                   (a) This Warrant shall be exercisable during the period (the "Exercise Period") beginning on the date of execution of this Warrant (the "Initial Exercise Date") and ending at 5:00 p.m. (Atlanta, Georgia time) on a date three (3) years after the Initial Exercise Date (the "Termination Date").

                   (b) "Exercise Price" means $.01 per share of the Borrower Common Stock, subject to adjustment as herein provided.

              Section 3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of the Borrower Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

              Section 4. Exchange, Transfer, Assignment or Loss of Warrant.

                   (a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

                   (b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

                   (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

              Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

              Section 6. Antidilution Provisions and Other Adjustments. The number of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment from time to time as follows:

                   (a) Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Company shall (i) pay a dividend or make any other distribution with respect to the Borrower Common Stock in shares of its capital stock, (ii) subdivide its outstanding Borrower Common Stock, (iii) combine its outstanding Borrower Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Borrower Common Stock (including any such reclassification in connection with a merger (other than the transactions contemplated by the Merger Agreement), consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Borrower Common Stock issuable upon exercise of this Warrant immediately prior to the record date for each such dividend or distribution or the effective date of each such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled after the completion of each such event to receive the kind and number of shares of Borrower Common Stock or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of each such event, had this Warrant been exercised immediately prior to the happening of each such event or any record date with respect thereto. Each adjustment made pursuant to this Section 6(a) shall become effective immediately after the effective date of the applicable event retroactive to the record date, if any, for such event.

                   (b) Distributions of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall fix a record date for the making of a distribution to all holders of shares of the Borrower Common Stock of evidences of indebtedness of the Company, assets (other than cash dividends payable out of retained earnings or securities (excluding those referred to in Section 6(a)) (any such evidences of indebtedness, assets, or securities being referred to in this Section 6(b) as the "assets or securities"), then in each case the Holder, upon the exercise of this Warrant, shall be entitled to receive in addition to the shares of Borrower Common Stock issuable upon exercise of this Warrant, (i) the assets or securities to which the Holder would have been entitled as a holder of Borrower Common Stock if the Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any interest or distributions on the assets or securities distributed from the distribution date to the date of exercise. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to the Holder pursuant hereto in trust for the Holder with an eligible institution (as hereinafter defined) with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or (B) distribute to the Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this clause (B), the provisions of this Section 6(b) shall no longer apply to such event. Such election shall be made by the Company by giving written notice thereof to the Holder.

                   For purposes of this Section 6(b), the term "eligible institution" shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal or state authority.

                   (c) De Minimis Adjustments. Except as provided in Section 6(d) with reference to adjustments required by such Section 6(d), no adjustment in the number of shares of Borrower Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Borrower Common Stock issuable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 6(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                   (d) Adjustments. In case the Company after the date hereof shall take any action affecting the Warrant Shares, other than any action described in Sections 6(a) or 6(b) or in Section 7 hereof, which the Company's board of directors, acting in the good faith exercise of their reasonable judgment, determines would have a material adverse effect on the rights of the Holder, then the Exercise Price, the number of Warrant Shares and/or the character of the securities receivable upon exercise of this Warrant may be adjusted in such manner, if any, and at such time, by action of the directors, acting in the good faith exercise of their reasonable judgment, subject to obtaining all necessary approvals to such adjustment, including, without limitation, any necessary approvals of any stock exchange or over-the-counter market on which securities of the Company are then listed or quoted.

                   (e) Notice of Adjustment. Whenever the number of shares of Borrower Common Stock or other stock or property issuable upon the exercise of this Warrant is adjusted, as herein provided, the Company shall promptly notify the Holder of such adjustment or adjustments.

                   (f) Adjustments to Exercise Price. The aggregate exercise price payable upon exercise of this Warrant shall not increase or decrease upon any adjustment (pursuant to this Section 6) to the number of Warrant Shares issuable upon exercise of this Warrant. Accordingly, the per share Exercise Price of the Warrant Shares will be adjusted to reflect any such adjustment to the number of Warrant Shares issuable as required not to increase or decrease the aggregate exercise price payable upon exercise of this Warrant.

              Section 7. Reclassification. Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of the Borrower Common Stock (other than a subdivision or combination of the outstanding Borrower Common Stock, a change in the par value of the Borrower Common Stock or a transaction subject to Section 6 hereof) or in the event of any consolidation or merger of the Company with or into another corporation (other than the transactions contemplated by the Merger Agreement, a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock of the class issuable upon exercise of this Warrant or a transaction subject to Section 6 hereof) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, in each case as a result of which the holders of Borrower Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Borrower Common Stock, then the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Borrower Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Borrower Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances of the nature and type described in the first sentence hereof. In the event that in connection with any such capital reorganization, reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Borrower Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Borrower Common Stock, any such issue shall be treated as an issue of Borrower Common Stock covered by the provisions of Section 6(a).

              Section 8. Transfer to Comply with the Securities Act. Neither this Warrant, nor any of the Warrant Shares, nor any interest therein, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, as a whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this initial Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such exercise is registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear a legend substantially in the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 or registered or qualified under the securities or Blue Sky laws of any state. Neither these securities nor any interest or participation therein may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of unless (i) registered under an effective registration statement under the Securities Act of 1933 and in full compliance with the applicable rules and regulations thereunder and applicable state securities or Blue Sky laws, (ii) pursuant to Rule 144 of such Act or (iii) unless Eltrax Systems, Inc. receives an opinion of counsel for the holder of this certificate, reasonably satisfactory to Eltrax Systems, Inc., stating that such sale, assignment, pledge, hypothecation, encumbrance or other manner of transfer or disposition is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and applicable state securities or Blue Sky law."

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after registration of such Warrant Shares under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 8 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent Holders of this Warrant, if any. Warrant Shares sold pursuant to a Registration Statement under the Securities Act pursuant to Section 12 thereof or sold by the holder thereof in compliance with Rule 144 under the Securities Act shall thereafter cease to be deemed to be "Warrant Shares" for all purposes of this Warrant.

              Section 9. Listing on Securities Exchanges. On or before the Initial Exercise Date, the Company shall list on each national securities exchange on which any Borrower Common Stock may at such time be listed (if required by such exchange), subject to official notice of issuance upon the exercise of this Warrant, all shares of Borrower Common Stock from time to time issuable upon exercise of this Warrant and the Company shall maintain, so long as any other shares of the Borrower Common Stock shall be so listed, all shares of Borrower Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. Any such listing shall be at the Company's expense.

              Section 10. Availability of, information. The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the holder of this Warrant and the holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 10 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise until such time as the Warrant Shares have been sold by the Holder or are eligible for sale under Rule 144(k). The Company shall also provide to holders of this Warrant the same information that it provides to holders of the Borrower Common Stock.

              Section 11. Registration Rights. The Company and the Holder agree that the shares of Borrower Common Stock and other securities (as the case may be) underlying this Warrant shall be subject to the terms and conditions of that certain Registration Rights Agreement between the Company and the Holder dated as of June ____, 2000.

              Section 12. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

              Section 13. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

              Section 14. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

              Section 15. Notices. All notices, requests and other communications required or permitted under this Agreement (collectively, "notices") shall be in writing and sent or delivered in one of the manners expressly contemplated in this Section 15. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:

              (a)  If to the Company:

              Eltrax Systems, Inc.

              400 Galleria Parkway, Suite 300
              Atlanta, Georgia 30339
              Attention:  Chief Executive Officer
              Telecopier No.:  (678) 589-3570

              with a required copy to:

              Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
              Suite 2400
              Detroit, Michigan  48226
              Attention:  William E. Sider, Esq.
              Telecopier No.:  (313) 961-8358

    (b)  If to the Holder:

              Cereus Technology Partners, Inc.
              1000 Abernathy Road
              Suite 1000
              Atlanta, Georgia 30328
              Attention:  Chief Executive Officer
              Telecopier No.:  (770) 668-9095

    with a required copy to:

              Rogers & Hardin LLP
              229 Peachtree Street, N.E.
              2700 International Tower
              Atlanta, Georgia  30303
              Attn:  Steven E. Fox, Esq.
              Telecopier No.:  (404) 525-2224

              Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

              Section 16. Governing Law. This Warrant shall be governed by the internal laws of the State of Georgia, without regard to the conflict of law provisions thereof.

                             [Signatures Next Page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed and delivered by its duly authorized officer as
of                          , 20   .


                                     ELTRAX SYSTEMS, INC.

                                     By:
                                        ----------------------------------------
                                          Title:

                          Acknowledgment and Agreement

         By signing below, the Holder of this Warrant does hereby acknowledge receipt hereof and does hereby agree to be bound by the terms and conditions hereof.

                                     CEREUS TECHNOLOGY PARTNERS, INC.

                                     By:
                                        ----------------------------------------
                                          Title:

                                  PURCHASE FORM

To:  Eltrax Systems, Inc.

              The undersigned irrevocably exercises the Warrant for the purchase
of                   shares (subject to adjustment) of the common stock, par
value $.01 per share, of Eltrax Systems, Inc., for the Warrant and herewith
makes payment of $                     (the "Exercise Price") through the
following method:

         [ ] such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of Eltrax Systems, Inc.;

         [ ] such payment of the Exercise Price being made by wire transfer of same day funds to Eltrax Systems, Inc. to the account specified in [place account is specified];

                   or

         [ ] such payment of the Exercise Price made by surrendering of such additional part of the Warrant having an aggregate Spread (as such term is defined in the Warrant) equal to the aggregate Exercise Price;

all at the Exercise Price and on the terms and conditions specified in the within the Warrant therein referred to, surrenders the Warrant and all right, title and interest therein to Eltrax Systems, Inc. and directs (subject to Section 9 of the Warrant) that the shares of Borrower Common Stock deliverable upon the exercise of such Warrant be registered or placed in the name and at the address specified below and delivered thereto.

              The undersigned hereby certifies to Eltrax Systems, Inc. that it is, at the time of exercise of the Warrant, an "accredited investor" as defined in Rule 501(a) of the Securities Act of 1933, as amended.

Date:                         , 20



                                    --------------------------------------------
                                    (Signature of Owner)(2)

                                    --------------------------------------------
                                    (Street Address)

                                    --------------------------------------------
                                    (City)               (State)      (Zip Code)


----------------
(2) The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

Securities and/or check to be issued to:



Please insert social security or identifying number:



Name:



Street Address:



City, State and Zip Code:



Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:



Please insert social security or identifying number:



Name:



Street Address:



City, State and Zip Code:



                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of

         Borrower Common Stock set forth below:

--------------------------------------------------------------------------------
Name of Assignee   Address of Assignee   Social Security or    Number of Shares
                                         Other Identifying    of Borrower Common
                                             Number of              Stock
                                              Assignee           Assigned to
                                                                   Assignee
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint
                                as the undersigned's attorney to make such
transfer on the books of                              (Eltrax Systems, Inc. or
other such party) maintained for that purpose, with full power of substitution in the premises.

Date:                            , 20



                                    --------------------------------------------
                                    (Signature of Owner)(3)

                                    --------------------------------------------
                                    (Street Address)

                                    --------------------------------------------
                                    (City)               (State)      (Zip Code)

-------------------
(3) The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.




                                      -70-